UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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FBL Financial Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:

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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 2, 2021

Commission File Number: 1-11917

FBL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Iowa	42-1411715
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5400 University Avenue, West Des Moines, Iowa	50266-5997
(Address of principal executive offices)	(Zip Code)

(515) 225-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, without par value	FFG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendments to Merger Agreement and Rollover Agreement

On May 2, 2021, FBL Financial Group, Inc. (the “Company”) entered into an amendment (the “Merger Agreement Amendment”) to the Agreement and Plan of Merger, dated as of January 11, 2021 (the “Original Agreement” and, the Original Agreement as amended by the Merger Agreement Amendment, the “Merger Agreement”), by and among Farm Bureau Property & Casualty Insurance Company, an Iowa domiciled stock property and casualty insurance company (“Parent”) and 5400 Merger Sub, Inc., an Iowa corporation (“Merger Sub”). The Merger Agreement provides for the merger of Merger Sub with and into the Company, with the Company surviving the merger as a subsidiary of Parent (the “Merger”).

Pursuant to the Merger Agreement, each outstanding Class A common share and Class B common share of the Company (together, the “Common Shares”) that are not currently controlled by Parent or Iowa Farm Bureau Federation, an Iowa non-profit corporation (“IFBF”), (other than shares held by the Company in treasury or by any wholly-owned Company subsidiary, or held by Merger Sub or Parent, or held by holders who have properly exercised dissenters’ rights under applicable Iowa law) will be converted into the right to receive $61.00 per Common Share in cash, without interest and less any required withholding taxes (the “Merger Consideration”), an increase of $5.00 above the previous merger consideration of $56.00 per share, in cash, without interest.

The Merger Agreement provides that Parent will be entitled to receive a termination fee of $20,127,059, an increase from the previous termination fee of $18,477,300, from the Company in certain circumstances as previously disclosed. In addition, in the event the Merger Agreement is terminated by Parent or the Company because the Required Shareholder Vote is not obtained, the Company shall pay, or cause to be paid, to Parent $5,279,229, as a reimbursement of expenses.

Under the Merger Agreement, the “Required Shareholder Vote” is the affirmative vote in favor of adoption of the Merger Agreement of (i) holders of at least a majority of all outstanding Class A common shares and Series B preferred shares, voting together as a single class, (ii) holders of at least a majority of all outstanding Class B common shares and (iii) holders of at least a majority of all outstanding Common Shares held by all of the holders of outstanding Common Shares (excluding IFBF and its affiliates, Parent and its affiliates, and the directors and officers of IFBF, Parent and each of their respective affiliates), in each case, entitled to vote on such matter at a meeting of shareholders duly called and held for such purpose.

In addition, under the Merger Agreement, Parent’s obligation to consummate the Merger is subject to the condition that no more than 5% of the Common Shares outstanding as of the effective time of the Merger (other than the Common Shares held by Parent, IFBF, certain of their affiliates, their respective subsidiaries, the directors and officers of the foregoing persons and any holders of Common Shares which have failed to perfect, have effectively withdrawn or which otherwise have lost their rights to appraisal under Iowa law) shall have properly demanded and not withdrawn appraisal rights under Iowa law in connection with the Merger, as further described in the Merger Agreement, which is a decrease from the 7% threshold in the Original Agreement.

On May 2, 2021, Merger Sub, Parent and IFBF entered into an amendment (the “Rollover Agreement Amendment”) to the Rollover Agreement, dated as of January 11, 2021. The Rollover Agreement Amendment provides that, to fund the Merger Consideration, Parent will contribute cash to Merger Sub in exchange for common shares of Merger Sub and IFBF will contribute cash to Merger Sub in exchange for preferred shares of Merger Sub.

The foregoing descriptions of the Merger Agreement Amendment and Rollover Amendment do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement Amendment and Rollover Agreement Amendment, which are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and incorporated by reference in their entirety herein.

Cooperation and Support Agreement

On May 2, 2021, the Company entered into a Cooperation and Support Agreement (the “Cooperation Agreement”) with Parent, IFBF, Ronald Bobman (“Mr. Bobman”) and Capital Returns Management, LLC (“CRM” and, together with Mr. Bobman and CRM’s and Mr. Bobman’s respective affiliates, “CRM Parties”).

The Cooperation Agreement provides, among other things, that:

•	Voting Matters: The CRM Parties agreed that they would (a) be present for quorum purposes at any shareholder meeting related to adoption of the Merger Agreement and Merger, (b) vote all of their shares owned as of the record date of March 11, 2021 (the “Record Date”) in favor of adopting the Merger Agreement and the transactions contemplated thereby, including the Merger and (c) vote all of their shares owned as of the Record Date against any proposal, action or transaction involving the Company or its subsidiaries that would reasonably be expected to (i) impede, frustrate, prevent or nullify the Merger or the Merger Agreement, (ii) result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled or (iii) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement. CRM agreed to immediately cease its solicitation efforts in connection with any shareholder meeting related to the approval and adoption of the Merger Agreement and Merger.

•	Mutual Release: Subject to customary exceptions, the parties to the Cooperation Agreement mutually released each other party thereto with respect to any claims they now have, or may have in the future, with respect to the Merger or the Company or the Company’s affairs on or before the date of the Cooperation Agreement.

•	Expense Reimbursement: The Company agreed to reimburse the CRM Parties up to $750,000 of their reasonable, documented out-of-pocket fees, costs and expenses incurred in connection with their solicitation of proxies at the Company’s special meeting in connection with approval of the Merger Agreement.

•	Waiver of Appraisal Rights: The CRM Parties waived any rights of appraisal or rights to dissent from the Merger that it or its affiliates may have under Iowa law with respect to their shares.

•	Mutual Non-Disparagement: Subject to customary exceptions, the parties to the Cooperation Agreement agreed to observe customary non-disparagement provisions.

The foregoing description of the Cooperation Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Cooperation Agreement, which is attached hereto as Exhibit 10.1, and incorporated by reference in its entirety herein.

Item 8.01. Other Information

On May 2, 2021, the Company issued a press release announcing that it had entered into the Merger Agreement Amendment and a related presentation with information for investors. The press release and presentation are filed as Exhibit 99.1 and 99.2 to this Current Report, respectively, and are incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of May 2, 2021, by and among Farm Bureau Property and Casualty Insurance Company, 5400 Merger Sub, Inc. and FBL Financial Group, Inc.
2.2	Amendment No. 1 to Rollover Agreement, dated as of May 2, 2021, by and among 5400 Merger Sub, Inc. and the shareholders of FBL Financial Group, Inc. listed on Schedule I thereto
10.1	Cooperation and Support Agreement, dated as of May 2, 2021, by and among Capital Returns Management, LLC, Ronald Bobman, Farm Bureau Property and Casualty Insurance Company, the Iowa Farm Bureau Federation and FBL Financial Group, Inc.
99.1	Press Release issued by FBL Financial Group, Inc., dated as of May 3, 2021
99.2	Presentation Issued by FBL Financial Group, Inc., dated as of May 3, 2021
104	Cover page Interactive Data File formatted as iXBRL (Inline eXtensible Business Reporting Language) and contained in Exhibit 101.

Forward-Looking Statements

Some of the statements in this communication are forward-looking statements (or forward-looking information). When we use words such as “anticipate,” “intend,” “plan,” “seek,” “believe,” “may,” “could,” “will,” “should,” “would,” “could,” “estimate,” “continue,” “predict,” “potential,” “project,” “expect,” or similar expressions, we do so to identify forward-looking statements. Forward-looking statements are based on current expectations that involve assumptions that are difficult or impossible to predict accurately and many of which are beyond our control, including general economic and market conditions, industry conditions, operational and other factors. Actual results may differ materially from those expressed or implied in these statements as a result of significant risks and uncertainties, including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain the requisite shareholder approval for the proposed transaction or the failure to satisfy other conditions to completion of the proposed transaction; the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; risks that the proposed transaction disrupts current plans and operations; the ability to recognize the benefits of the transaction; the amount of the costs, fees, and expenses and charges related to the transaction; change in interest rates; changes in laws and regulations; differences between actual claims experience and underwriting assumptions; relationships with Farm Bureau organizations; the ability to attract and retain sales agents; adverse results from litigation; and the impact of the COVID-19 pandemic and any future pandemics. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected, is contained in FBL Financial Group’s filings with the Securities and Exchange Commission (the “SEC”), including FBL Financial Group’s Annual Report on Form 10-K and FBL Financial Group’s quarterly reports on Form 10-Q. The statements in this communication speak only as of the date of this communication and we undertake no obligation or intention to update or revise any forward-looking statement, whether as a result of new information, changes in assumptions, future developments or otherwise, except as may be required by law.

Additional Information and Where to Find It

In connection with the proposed transaction, FBL Financial Group has filed with the SEC a definitive proxy statement on Schedule 14A and a Schedule 13e-3 Transaction Statement, and may file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the definitive proxy statement or any other document that FBL Financial Group may file with the SEC. INVESTORS IN, AND SECURITY HOLDERS OF, FBL FINANCIAL GROUP ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement and accompanying WHITE proxy card, any amendments or supplements to the proxy statement and other documents filed with the SEC by FBL Financial Group through the web site maintained by the SEC at www.sec.gov or by contacting the individuals listed below.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2021	FBL FINANCIAL GROUP, INC.

	By	/s/ Donald J. Seibel
Donald J. Seibel
Chief Financial Officer

Exhibit 2.1

Execution Version

AMENDMENT NO. 1

TO THE

AGREEMENT AND PLAN OF MERGER

This Amendment No. 1, dated as of May 2, 2021 (this “Amendment”) to the Agreement and Plan of Merger, dated as of January 11, 2021 (the “Agreement”), is entered into by and among Farm Bureau Property & Casualty Insurance Company, an Iowa domiciled stock property and casualty insurance company (“Parent”), 5400 Merger Sub, Inc., an Iowa corporation (“Merger Sub”) and FBL Financial Group, Inc., an Iowa corporation (the “Company”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

W I T N E S S E T H:

WHEREAS, in accordance with Section 9.02 of the Agreement, Parent, Merger Sub and the Company wish to amend the terms of the Agreement as provided in Article I below;

WHEREAS, the Special Committee has unanimously approved this Amendment;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENT

1.       Recitals. The second recital in the Agreement is hereby amended by deleting the number “$56.00” and replacing it with “$61.00”.

2.       Articles of Incorporation of the Surviving Corporation. Exhibit A is hereby amended and restated in its entirety in the form attached hereto as Annex I.

3.       Effect of Merger on Capital Stock. Section 2.05(a) of the Agreement is hereby amended and restated in its entirety as follows:

(i) each common share, without par value, of Merger Sub that is issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) common share, without par value, of the Surviving Corporation and (ii) each share of Series C Cumulative Non-Voting Preferred Stock of Merger Sub shall become one share of Series C Cumulative Non-Voting Preferred Stock of the Surviving Corporation, having in respect of the Surviving Corporation insofar as possible (and without prejudice to the holders of each share of Series C Cumulative Non-Voting Preferred Stock) the same powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereon, that the Series C Cumulative Non-Voting Preferred Stock had immediately prior to such transaction;

4.       Merger Consideration. Section 2.05(b)(i) of the Agreement is hereby amended by deleting the number “$56.00” and replacing it with “$61.00”.

5.       Authorization and Recommendation. Section 4.04(c) of the Agreement shall be amended and restated in its entirety as follows:

On or prior to May 2, 2021, the Special Committee and the Company Board (upon the recommendation of the Special Committee) have adopted resolutions (i) determining that this Agreement, the Merger and the other transactions contemplated hereby are fair to, advisable and in the best interests of the Company and the Public Shareholders, (ii) approving and adopting this Agreement, the Merger and the other transactions contemplated hereby and (iii) declaring the advisability and recommending that the Company Shareholders adopt this Agreement (the “Company Recommendation”) and, as of May 2, 2021, such resolutions have not been subsequently rescinded, superseded or withdrawn in any way.

6.       Fairness Opinion. Section 4.04(d) of the Agreement shall be amended and restated in its entirety as follows:

The Special Committee has received an opinion of Barclays Capital Inc. (the “Special Committee Financial Advisor”), dated as of January 11, 2021, to the effect that, subject to the assumptions, qualifications and limitations set forth in such opinion and as of May 2, 2021, from a financial point of view, the Merger Consideration (without giving effect to Amendment No. 1 to the Agreement) is fair to the Public Shareholders and, as of the date hereof, such opinion has not been withdrawn, revoked or modified. A signed copy of such opinion was made available to Parent within one (1) Business Day of January 11, 2021. The Special Committee has received an opinion of the Special Committee Financial Advisor to the effect that, subject to the assumptions, qualifications and limitations set forth in such opinion and as of May 2, 2021, from a financial point of view, the Merger Consideration (for the avoidance of doubt, upon giving effect to Amendment No. 1 to the Agreement) is fair to the Public Shareholders and, as of May 2, 2021, such opinion has not been withdrawn, revoked or modified. A signed copy of such opinion shall be made available to Parent within three (3) Business Days of May 2, 2021.

7.       Date of Company Shareholders’ Meeting. Notwithstanding anything to the contrary contained in the Agreement (including Section 6.03 of the Agreement), unless the Agreement is terminated in accordance with its terms, the Company agrees that (i) the Company Shareholders’ Meeting shall be reconvened on May 21, 2021 (as previously announced by the Company at the adjournment of the Company Shareholders’ Meeting on April 29, 2021), (ii) the Company shall not postpone the Company Shareholders’ Meeting or change the record date of the Company Shareholders’ Meeting without the prior written consent of Parent and (iii) subject to compliance with clause (ii) above, the Company may, in its reasonable discretion, further adjourn the Company Shareholders’ Meeting after consultation with Parent, (A) to the extent necessary to ensure that any required supplement or amendment to the Proxy Statement is provided to the Company Shareholders within a reasonable amount of time in advance of the readjourned Company Shareholders’ Meeting, (B) to allow time for the filing and dissemination of any supplemental or amended disclosure document that the Special Committee has determined in good faith (after consultation with the Special Committee’s outside legal counsel) is required under applicable Law to be filed and disseminated or (C) to permit additional time to solicit the Required Shareholder Vote if sufficient proxies constituting the Required Shareholder Vote have not been received by the Company and (iv) the Company shall, to the extent requested by Parent, postpone or adjourn the Company Shareholders’ Meeting no more than once and for no more than thirty (30) days, to permit additional time to solicit the Required Shareholder Vote if sufficient proxies constituting the Required Shareholder Vote have not been received by the Company.

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8.       Outstanding Appraisal Rights. Section 7.03(e) of the Agreement is hereby amended by deleting “seven percent (7%)” and replacing it with “five percent (5%)”.

9.       Termination Fee. Section 8.03(a) of the Agreement is hereby amended by deleting the number “$18,477,300” and replacing it with “$20,127,059”.

10.     Expense Reimbursement.

(a)	Section 8.03(b) of the Agreement shall be amended and restated in its entirety as follows:

If this Agreement is terminated pursuant to Section 8.01(b)(iii) the Company shall within two (2) Business Days pay or cause to be paid $5,279,229 (such amount, the “Parent Expenses”); provided, that if within twelve (12) months after such termination, the Company either consummates an Acquisition Proposal or enters into a definitive agreement to consummate an Acquisition Proposal and the Company thereafter consummates such Acquisition Proposal (whether or not within such twelve (12) month period), then the Company shall upon the earliest of the consummation of such Acquisition Proposal or the entry into such definitive agreement with respect thereto, pay, or cause to be paid, to Parent an amount equal to the Termination Fee minus the Parent Expenses previously paid by the Company; provided, further, that for the purposes of this Section 8.03(b), references to “more than fifteen percent (15%)” in the definition of the term Acquisition Proposal shall be deemed to be references to “fifty percent (50%) or more.”

(b)	For the avoidance of doubt, Parent and Merger Sub shall not be required to provide any invoice or other documentation in connection with the payment of the Parent Expenses.

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ARTICLE II
MISCELLANEOUS

1.       No Other Amendments; Effectiveness. Except as expressly amended and/or superseded by this Amendment, the Agreement remains and shall remain in full force and effect. This Amendment shall not constitute an amendment or waiver of any provision of the Agreement, except as expressly set forth herein. Upon the execution and delivery hereof, the Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth as fully and with the same effect as if the amendments and supplements made hereby were originally set forth in the Agreement. This Amendment and the Agreement shall each henceforth be read, taken and construed as one and the same instrument, but such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the Agreement. If and to the extent there are any inconsistencies between the Agreement and this Amendment with respect to the matters set forth herein, the terms of this Amendment shall control. References in the Agreement to the Agreement shall be deemed to mean the Agreement as amended by this Amendment. On and after the date of this Amendment, each reference to the Agreement, “this Agreement”, “hereof”, “hereunder”, “herein” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended hereby provided, that references in the Agreement to “the date hereof” or “the date of this Agreement” or words of like import shall continue to refer to the date of January 11, 2021.

2.       Sections of the Agreement. Section 9.05, Section 9.06, Section 9.07, Section 9.08, Section 9.13, Section 9.14 and Section 9.15 of the Agreement are each hereby incorporated by reference mutatis mutandis.

[signature page follows]

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IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first written above.

FARM BUREAU PROPERTY & CASUALTY INSURANCE COMPANY

By:	/s/ Duane J. Johnson Jr.
	Name:	Duane J. Johnson Jr.
	Title:	Sr. Vice President & Secretary

5400 Merger Sub, Inc.

By:	/s/ Duane J. Johnson Jr.
	Name:	Duane J. Johnson Jr.
	Title:	Secretary

FBL FINANCIAL GROUP, INC.

By:	/s/ Daniel D. Pitcher
	Name:	Daniel D. Pitcher
	Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Agreement and Plan of Merger]

ANNEX I

RESTATED ARTICLES OF INCORPORATION

OF

FBL FINANCIAL GROUP, INC.

TO THE SECRETARY OF STATE OF THE STATE OF IOWA:

Pursuant to Section 1007 of the Iowa Business Corporation Act, the undersigned corporation adopts the following Restated Articles of Incorporation.

ARTICLE I – NAME

The name of the corporation is FBL Financial Group, Inc. (the “Corporation”).

ARTICLE II – DURATION

The Corporation shall have perpetual duration.

ARTICLE III – POWERS

The Corporation shall have unlimited power to engage in and to do any lawful act concerning any and all lawful business for which corporations may be organized under the Iowa Business Corporation Act.

ARTICLE IV – CAPITAL STOCK

Section 1. The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is 31,000,000 shares, which shall be divided into classes of which 6,000,000 shares shall be designated preferred stock without par value and 25,000,000 shares shall be designated common stock without par value.

Section 2. The common stock is subject to all the powers, rights, privileges, preferences and priorities of the preferred stock stated herein.

Section 3. No person holding shares of common stock may transfer, and the Corporation shall not register the transfer of such shares of common stock, whether by sale, assignment, gift, bequest, appointment or otherwise, except as permitted in a shareholders’ agreement by and among the Corporation and its shareholders. The Corporation shall note on the certificates representing the shares of common stock the restrictions on transfer imposed by or described herein.

Section 4. No holder of any share of any class of stock of the Corporation shall have any preemptive right to subscribe for or acquire additional shares of stock of any class of the Corporation or warrants or options to purchase, or securities convertible into, shares of any class of stock of the Corporation.

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Section 5. Whenever, at any time, dividends on the preferred stock shall have been paid or declared and set apart for payment, and after complying with respect to any retirement or sinking fund or funds for the preferred stock, the Board of Directors may declare and pay dividends on the common stock out of funds legally available for the payment of dividends, and the holders of shares of the preferred stock shall not be entitled to share therein.

Section 6. The preferred stock shall have voting powers, designations, preferences, and other special rights, qualifications, limitations and restrictions as set forth in this section. The preferred stock shall be designated as follows: (i) 5,000,000 shares as Series B Cumulative Voting Preferred Stock with no par value (hereinafter referred to as “Series B Preferred Stock”), and (ii) 1,000,000 shares as Series C Cumulative Non-Voting Preferred Stock with no par value (hereinafter referred to as “Series C Preferred Stock”).

A.	Series B Preferred Stock

1. Restricted Transfer Issue. Shares of Series B Preferred Stock shall be initially issued only to a Farm Bureau organization as defined in paragraph 9 hereof. In the event any shares of Series B Preferred Stock shall, as a result of any transfer or otherwise, cease to be beneficially owned, directly or indirectly by a Farm Bureau organization, the shares of Series B Preferred Stock ceasing to be so owned shall immediately and without any further action by the Corporation or the holder thereof, become subject to redemption by the Corporation, at the option of the Corporation, pursuant to paragraph 5 hereof. Certificates representing shares of Series B Preferred Stock shall be legended to reflect such right of redemption.

2. Dividends and Distributions.

(a) Subject to the provision for adjustment hereinafter set forth, the holders of shares of Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation out of funds legally available therefor, cumulative cash dividends (“Series B Dividends”) in an amount per share equal to Three Cents ($0.03) per share per annum, payable quarterly, one-fourth on the last day of March, June, September and December (each a “Dividend Payment Date”), to holders of record at the start of business on such Dividend Payment Date. In the event that any Dividend Payment Date shall fall on any day other than a business day, the dividend payment due on such Dividend Payment Date shall be paid on the business day immediately preceding such Dividend Payment Date. Series B Dividends shall begin to accrue on outstanding shares of Series B Preferred Stock from the date of issuance of such shares of Series B Preferred Stock. Series B Dividends shall accrue on a daily basis whether the Corporation shall have earnings or surplus at the time. Series B Dividends accrued for any period less than a full quarterly period shall be computed on the basis of a 360-day year of 30-day months. Accrued but unpaid Series B Dividends shall cumulate as of the Dividend Payment Date on which they first become payable, but no interest shall accrue on accumulated but unpaid Series B Dividends.

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(b) So long as any Series B Preferred Stock shall be outstanding, no dividend shall be declared or paid or set apart for payment on any other series of stock ranking on a parity with the Series B Preferred Stock as to dividends, unless there shall also be or have been declared or paid or set apart for payment on the Series B Preferred Stock, dividends for all dividend payment periods of the Series B Preferred Stock ending on or before the dividend payment date of such parity stock, ratably in proportion to the respective amounts of dividends accumulated and unpaid through such dividend payment period of the Series B Preferred Stock and accumulated and unpaid or payable on such parity stock through the dividend payment period on such parity stock next preceding such dividend payment date. In the event that full cumulative dividends on the Series B Preferred Stock have not been declared and paid or set apart for payment when due, the Corporation shall not declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment on account of the purchase, redemption or other retirement of, any other class of stock or series thereof of the Corporation ranking, as to dividends or as to distributions in the event of a liquidation, dissolution or winding-up of the Corporation, junior to the Series B Preferred Stock until full cumulative dividends on the Series B Preferred Stock shall have been declared and paid or set apart for payment; provided, however, that the foregoing shall not apply to (i) any dividend payable solely in any shares of stock ranking, as to dividends or as to distributions in the event of a liquidation, dissolution or winding-up of the Corporation, junior to the Series B Preferred Stock, or (ii) the acquisition of shares of any stock ranking, as to dividends or as to distributions in the event of a liquidation, dissolution or winding-up of the Corporation, junior to the Series B Preferred Stock either (A) pursuant to any employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of the Corporation or any subsidiary of the Corporation heretofore or hereafter adopted or (B) in exchange solely for shares of any other stock ranking junior to the Series B Preferred Stock.

3. Voting Rights. The holders of the shares of Series B Preferred Stock shall have the following voting rights:

(a) The holders of Series B Preferred Stock shall, if the holder is a Farm Bureau organization as defined in paragraph 9 hereof, be entitled to vote on all matters submitted to a vote of the holders of common stock of the Corporation, voting together with the holders of common stock as one class. Each share of the Series B Preferred Stock shall be entitled to one vote, adjusted as provided in paragraph 7 hereof. Notwithstanding the preceding provisions of this paragraph 3(a), the voting rights of the Series B Preferred Stock specified in this paragraph 3(a) shall terminate automatically in the event such Series B Preferred Stock shall cease to be beneficially owned, directly or indirectly, by a Farm Bureau organization as defined in paragraph 9 hereof, with respect to the shares ceasing to be so owned.

(b) Except as otherwise required by the Iowa Business Corporation Act or set forth herein, holders of Series B Preferred Stock shall have no special voting rights as a separate voting group and their consent shall not be required (except to the extent they are entitled to vote with holders of common stock as set forth herein) for the taking of any corporate action; provided, however, that the vote of at least a majority of the outstanding shares of Series B Preferred Stock, voting as a separate voting group, shall be necessary to adopt any alteration, amendment or repeal of any provision of the Restated Articles of Incorporation of the Corporation, as amended (including any such alteration, amendment or repeal effected by any merger or consolidation in which the Corporation is the surviving or resulting corporation) if such amendment, alteration or repeal would alter or change the powers, preferences or special rights of the shares of Series B Preferred Stock so as to affect them adversely.

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4. Liquidation, Dissolution or Winding-up.

(a) Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of shares of Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation which remain after the debts or obligations of the Corporation have been paid and which are available for payment to shareholders and subject to the rights of the holders of stock of the Corporation ranking senior to or on a parity with the Series B Preferred Stock in respect of distributions upon liquidation, dissolution or winding-up of the Corporation, before any amount shall be paid or distributed among the holders of common stock or any other shares ranking junior to the Series B Preferred Stock in respect of distributions upon liquidation, dissolution or winding-up of the Corporation, liquidating distributions in cash in the amount of Sixty Cents ($0.60) per share, plus an amount in cash equal to all accrued and unpaid dividends thereon to the date fixed for distribution. If upon any liquidation, dissolution or winding-up of the Corporation, the amounts payable with respect to the Series B Preferred Stock and any other stock ranking as to any such distribution on a parity with the Series B Preferred Stock are not paid in full, the holders of the Series B Preferred Stock and such other stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount to which they are entitled as provided by the foregoing provisions of this paragraph 4(a), the holders of shares of Series B Preferred Stock shall not be entitled to any further right or claim to any of the remaining assets of the Corporation.

(b) Neither the merger or consolidation of the Corporation with or into any other corporation, nor the merger or consolidation of any other corporation with or into the Corporation, nor the sale, transfer, exchange or lease of all or any portion of the assets of the Corporation, shall be deemed to be a dissolution, liquidation or winding-up of the affairs of the Corporation for purposes of this paragraph 4, but the holders of Series B Preferred Stock shall nevertheless be entitled in the event of any such merger or consolidation to the rights provided by paragraph 6 hereof.

(c) Written notice of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable to holders of Series B Preferred Stock in such circumstances shall be payable, shall be given by first-class mail, postage prepaid, mailed not less than twenty (20) days prior to any payment date stated therein, to the holders of shares of Series B Preferred Stock at the address shown on the books of the Corporation or any transfer agent for the Series B Preferred Stock.

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5. Redemption at the Option of the Corporation.

(a) Any shares of Series B Preferred Stock ceasing to be beneficially owned, directly or indirectly, by a Farm Bureau organization, shall be redeemable, in whole or in part, out of funds legally available therefor, at the option of the Corporation at any time after the date they ceased to be so owned by a Farm Bureau organization, at the price of Sixty Cents ($0.60) per share plus an amount equal to all accrued and unpaid dividends thereon to the date fixed for redemption (the “Redemption Price”).

(b) On and after the date when less than Ten Percent (10%) of the common stock of the Corporation is owned, directly or indirectly, by a Farm Bureau organization, any shares of Series B Preferred Stock shall be redeemable, in whole or in part, out of funds legally available therefor, at the option of the Corporation at any time at the Redemption Price.

(c) Unless otherwise required by law, notice of redemption will be sent to the holders of Series B Preferred Stock at the address shown on the books of the Corporation or any transfer agent for the Series B Preferred Stock by first class mail, postage prepaid, mailed not less than twenty (20) days nor more than sixty (60) days prior to the redemption date. Each such notice shall state: (i) the redemption date; (ii) the total number of shares of the Series B Preferred Stock to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the Redemption Price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Upon the date fixed for redemption, the Corporation shall set aside cash funds having a value equal to the aggregate Redemption Price for the shares of Series B Preferred Stock to be redeemed. Payment of the Redemption Price shall be made by the Corporation within five (5) days after the date fixed for redemption upon surrender of the certificates evidencing the shares of Series B Preferred Stock so redeemed, properly endorsed or assigned for transfer.

(d) From and after the date fixed for redemption, and provided the Corporation shall have set aside funds sufficient to redeem the shares, dividends on shares of Series B Preferred Stock called for redemption will cease to accrue, such shares will no longer be deemed to be outstanding and all rights in respect of such shares of the Corporation shall cease, except the right to receive the Redemption Price therefor, without interest, upon surrender to the Corporation of the certificates evidencing such shares, properly endorsed or assigned for transfer. If less than all of the outstanding shares of Series B Preferred Stock are to be redeemed, the Corporation shall redeem a portion of the shares of each holder which is not a Farm Bureau organization determined pro rata based on the number of shares held by each such holder.

6.	Consolidation, Merger, etc.

(a) In the event that the Corporation shall consummate any consolidation or merger or similar transaction, however named, pursuant to which the outstanding shares of common stock are by operation of law exchanged solely for or changed, reclassified or converted solely into stock of any successor or resulting corporation (including the Corporation), and, if applicable, for a cash payment in lieu of fractional shares, if any, the shares of Series B Preferred Stock shall be assumed by and shall become preferred stock of such successor or resulting corporation, having in respect of such corporation insofar as possible the same powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereon, that the Series B Preferred Stock had immediately prior to such transaction. The rights of the Series B Preferred Stock as preferred stock of such successor or resulting corporation shall successively be subject to adjustments pursuant to paragraph 7 hereof after any such transaction as nearly equivalent to the adjustments provided for by such paragraph prior to such transaction. The Corporation shall not consummate any such merger, consolidation or similar transaction unless all then outstanding shares of the Series B Preferred Stock shall be assumed and authorized by the successor or resulting corporation as aforesaid.

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(b) In the event the Corporation shall enter into any agreement providing for any consolidation or merger or similar transaction described in paragraph 6(a), then the Corporation shall as soon as practicable thereafter (and in any event at least ten (10) business days before consummation of such transaction) give notice of such agreement and the material terms thereof to each holder of Series B Preferred Stock and each such holder shall have the right to elect, by written notice to the Corporation, to receive, upon consummation of such transaction (if and when such transaction is consummated), from the Corporation or the successor of the Corporation, in redemption and retirement of such Series B Preferred Stock, a cash payment equal to the amount payable in respect of shares of Series B Preferred Stock at the Redemption Price. No such notice of redemption shall be effective unless given to the Corporation prior to the close of business on the fifth business day prior to consummation of such transaction, unless the Corporation or the successor of the Corporation shall waive such prior notice, but any notice of redemption so given prior to such time may be withdrawn by notice of withdrawal given to the Corporation prior to the close of business on the fifth business day prior to consummation of such transaction.

7.	Anti-dilution Voting Adjustments.

(a) In the event the Corporation shall, at any time or from time to time while any of the shares of the Series B Preferred Stock are outstanding, (i) pay any dividend or make a distribution in respect of the common stock in shares of common stock, (ii) subdivide the outstanding shares of common stock, or (iii) combine the outstanding shares of common stock into a smaller number of shares, in each case whether by reclassification of shares, recapitalization of the Corporation (including a recapitalization effected by a merger or consolidation to which paragraph 6 hereof does not apply) or otherwise, the voting rights of a share of Series B Preferred Stock in effect immediately prior to such action shall be adjusted by multiplying such voting right by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock outstanding immediately before such event. An adjustment made pursuant to this paragraph 7(a) shall be given effect, upon declaration of such a dividend or distribution, as of the record date for the determination of shareholders entitled to receive such dividend or distribution (on a retroactive basis) and in the case of a subdivision or combination shall become effective immediately as of the effective date thereof.

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(b) Notwithstanding any other provisions of this paragraph 7, the Corporation shall not be required to make any adjustment of the voting rights of Series B Preferred Stock unless such adjustment would require an increase or decrease of at least one percent (1%) in the voting rights. Any lesser adjustment shall be carried forward and shall be made no later than the time of, and together with, the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least one percent (1%) in the voting rights.

(c) If the Corporation shall make any dividend or distribution of the common stock or issue any common stock, other capital stock or other security of the Corporation or any rights or warrants to purchase or acquire any such security, which transaction does not result in an adjustment to the voting rights pursuant to the foregoing provisions of this paragraph 7, the Board of Directors of the Corporation shall consider whether such action is of such a nature that an adjustment to the voting rights should equitably be made in respect of such transaction. If in such case the Board of Directors of the Corporation determines that an adjustment to the voting rights should be made, an adjustment shall be made effective as of such date, as determined by the Board of Directors of the Corporation. The determination of the Board of Directors of the Corporation as to whether an adjustment to the voting rights of the Series B Preferred Stock should be made pursuant to the foregoing provisions of this paragraph 7(c), and, if so, as to what adjustment should be made and when, shall be final and binding on the Corporation and all shareholders of the Corporation.

(d) Whenever an adjustment to the voting rights of the Series B Preferred Stock is required pursuant hereto, the Corporation shall forthwith place on file with the transfer agent for the common stock and the Series B Preferred Stock, if any, and with the Secretary of the Corporation, a statement signed by two officers of the Corporation stating the voting rights (as appropriately adjusted), of the Series B Preferred Stock. Such statement shall set forth in reasonable detail such facts as shall be necessary to show the reason and the manner of computing such adjustment, including any determination of fair market value involved in such computation. Promptly after each adjustment to the voting rights of the Series B Preferred Stock, the Corporation shall mail a notice thereof to each holder of shares of the Series B Preferred Stock.

8.	Ranking; Retirement of Shares.

(a) The Series B Preferred Stock shall rank senior to the common stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution and winding-up of the Corporation, and, unless otherwise provided in the Restated Articles of Incorporation of the Corporation, or a certificate of designation relating to any other series of preferred stock of the Corporation, the Series B Preferred Stock shall rank on a parity with all other series of the Corporation’s preferred stock, as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding-up.

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(b) Any shares of Series B Preferred Stock acquired by the Corporation by reason of the redemption of such shares as provided herein, or otherwise so acquired, shall be retired as shares of Series B Preferred Stock and restored to the status of authorized but unissued shares of preferred stock of the Corporation, undesignated as to series, and may thereafter be reissued as part of a new series of such preferred stock as permitted by law.

9.            Definition of Farm Bureau Organization. For purposes hereof, “Farm Bureau organization” shall mean (i) the American Farm Bureau Federation, an Illinois not for profit corporation formed to promote agriculture and to correlate and strengthen various state Farm Bureau federations, county Farm Bureau federations and any other state organizations controlled by or under common control with any of such federations; and (ii) the state Farm Bureau federations, the county Farm Bureau federations, and all corporations, partnerships, and other entities controlled by or under common control with the American Farm Bureau Federation, any state Farm Bureau federation, or any county Farm Bureau federation, or entity authorized by the American Farm Bureau Federation to use the trade-names, “Farm Bureau” or “FB” in its name or operations.

10.	Miscellaneous.

(a) All notices referred to herein shall be in writing, and all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three (3) business days after the mailing thereof if sent by registered mail (unless first-class mail shall be specifically permitted for such notice under the terms hereof) with postage prepaid, addressed: (i) if to the Corporation, to its office at 5400 University Avenue, West Des Moines, Iowa 50266 (Attention: Secretary) or other agent of the Corporation designated as permitted herein, or (ii) if to any holder of the Series B Preferred Stock or common stock, as the case may be, to such holder at the address of such holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Series B Preferred Stock or common stock, as the case may be), or (iii) to such other address as the Corporation or any such holder, as the case may be, shall have designated by notice similarly given.

(b) The term “common stock” as used herein means the Corporation’s no par value common stock, or any other class of stock resulting from successive changes or reclassifications of such common stock consisting solely of changes in par value, or from par value to no par value or from no par value to par value.

(c) The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series B Preferred Stock or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issuance or delivery of shares of Series B Preferred Stock in a name other than that in which the shares of Series B Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any person with respect to any such shares or securities other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

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(d) Unless otherwise provided in the Restated Articles of Incorporation of the Corporation, all payments in the form of dividends, distributions on voluntary or involuntary dissolution, liquidation or winding-up or otherwise made upon the shares of Series B Preferred Stock and any other stock ranking on a parity with the Series B Preferred Stock with respect to such dividend or distribution shall be made pro rata, so that amounts paid per share on the Series B Preferred Stock and such other stock shall in all cases bear to each other the same ratio that the required dividends, distributions or payments, as the case may be, then payable per share on the shares of the Series B Preferred Stock and such other stock bear to each other.

(e) The Corporation may (but shall not be required to) appoint, and from time to time discharge and change, a transfer agent for the Series B Preferred Stock. Upon any such appointment or discharge of a transfer agent, the Corporation shall send notice thereof by first-class mail, postage prepaid, to each holder of record of Series B Preferred Stock.

B.        Series C Preferred Stock

1. Restricted Issue. Shares of Series C Preferred Stock shall be initially issued only to a Farm Bureau organization as defined in paragraph 9 hereof.

2. Dividends and Distributions.

(a) Subject to the provision for adjustment hereinafter set forth, the holders of shares of Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation out of funds legally available therefor, cumulative cash dividends (“Series C Dividends”) in an amount per share equal to Two Dollars and Eighty Cents ($2.80) per share per annum, payable quarterly, one-fourth on the last day of March, June, September and December (each a “Dividend Payment Date”), to holders of record at the start of business on such Dividend Payment Date. In the event that any Dividend Payment Date shall fall on any day other than a business day, the dividend payment due on such Dividend Payment Date shall be paid on the business day immediately preceding such Dividend Payment Date. Series C Dividends shall begin to accrue on outstanding shares of Series C Preferred Stock from the date of issuance of such shares of Series C Preferred Stock. Series C Dividends shall accrue on a daily basis whether the Corporation shall have earnings or surplus at the time. Series C Dividends accrued for any period less than a full quarterly period shall be computed on the basis of a 360-day year of 30-day months. Accrued but unpaid Series C Dividends shall cumulate as of the Dividend Payment Date on which they first become payable, but no interest shall accrue on accumulated but unpaid Series C Dividends.

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(b) So long as any Series C Preferred Stock shall be outstanding, no dividend shall be declared or paid or set apart for payment on any other series of stock ranking on a parity with the Series C Preferred Stock as to dividends, unless there shall also be or have been declared or paid or set apart for payment on the Series C Preferred Stock, dividends for all dividend payment periods of the Series C Preferred Stock ending on or before the dividend payment date of such parity stock, ratably in proportion to the respective amounts of dividends accumulated and unpaid through such dividend payment period of the Series C Preferred Stock and accumulated and unpaid or payable on such parity stock through the dividend payment period on such parity stock next preceding such dividend payment date. In the event that full cumulative dividends on the Series C Preferred Stock have not been declared and paid or set apart for payment when due, the Corporation shall not declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment on account of the purchase, redemption or other retirement of, any other class of stock or series thereof of the Corporation ranking, as to dividends or as to distributions in the event of a liquidation, dissolution or winding-up of the Corporation, junior to the Series C Preferred Stock until full cumulative dividends on the Series C Preferred Stock shall have been declared and paid or set apart for payment; provided, however, that the foregoing shall not apply to (i) any dividend payable solely in any shares of stock ranking, as to dividends or as to distributions in the event of a liquidation, dissolution or winding-up of the Corporation, junior to the Series C Preferred Stock, or (ii) the acquisition of shares of any stock ranking, as to dividends or as to distributions in the event of a liquidation, dissolution or winding-up of the Corporation, junior to the Series C Preferred Stock either (A) pursuant to any employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of the Corporation or any subsidiary of the Corporation heretofore or hereafter adopted or (B) in exchange solely for shares of any other stock ranking junior to the Series C Preferred Stock.

3. Voting Rights. Except as otherwise required by the Iowa Business Corporation Act or set forth herein, holders of Series C Preferred Stock shall have no voting rights as a separate voting group and their consent shall not be required for the taking of any corporate action; provided, however, that the vote of at least a majority of the outstanding shares of Series C Preferred Stock, voting as a separate voting group, shall be necessary to adopt any alteration, amendment or repeal of any provision of the Restated Articles of Incorporation of the Corporation, as amended (including any such alteration, amendment or repeal effected by any merger or consolidation in which the Corporation is the surviving or resulting corporation) if such amendment, alteration or repeal would alter or change the powers, preferences or special rights of the shares of Series C Preferred Stock so as to affect them adversely. As to all matters for which voting by the holders of Series C Preferred Stock is required by the Iowa Business Corporation Act or is required herein, each share of the Series C Preferred Stock shall be entitled to one vote.

4. Liquidation, Dissolution or Winding-up.

(a) Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of shares of Series C Preferred Stock shall be entitled to receive out of the assets of the Corporation which remain after the debts or obligations of the Corporation have been paid and which are available for payment to shareholders and subject to the rights of the holders of stock of the Corporation ranking senior to or on a parity with the Series C Preferred Stock in respect of distributions upon liquidation, dissolution or winding-up of the Corporation, before any amount shall be paid or distributed among the holders of common stock or any other shares ranking junior to the Series C Preferred Stock in respect of distributions upon liquidation, dissolution or winding-up of the Corporation, liquidating distributions in cash in the amount of Fifty Six Dollars ($56.00) per share, plus an amount in cash equal to all accrued and unpaid dividends thereon to the date fixed for distribution. If upon any liquidation, dissolution or winding-up of the Corporation, the amounts payable with respect to the Series C Preferred Stock and any other stock ranking as to any such distribution on a parity with the Series C Preferred Stock are not paid in full, the holders of the Series C Preferred Stock and such other stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount to which they are entitled as provided by the foregoing provisions of this paragraph 4(a), the holders of shares of Series C Preferred Stock shall not be entitled to any further right or claim to any of the remaining assets of the Corporation.

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(b) Neither the merger or consolidation of the Corporation with or into any other corporation, nor the merger or consolidation of any other corporation with or into the Corporation, nor the sale, transfer, exchange or lease of all or any portion of the assets of the Corporation, shall be deemed to be a dissolution, liquidation or winding-up of the affairs of the Corporation for purposes of this paragraph 4, but the holders of Series C Preferred Stock shall nevertheless be entitled in the event of any such merger or consolidation to the rights provided by paragraph 6 hereof.

(c) Written notice of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable to holders of Series C Preferred Stock in such circumstances shall be payable, shall be given by first-class mail, postage prepaid, mailed not less than twenty (20) days prior to any payment date stated therein, to the holders of shares of Series C Preferred Stock at the address shown on the books of the Corporation or any transfer agent for the Series C Preferred Stock.

5. Redemption at the Option of the Corporation.

(a) Shares of Series C Preferred Stock shall be redeemable, in whole or in part, out of funds legally available therefor, at the option of the Corporation at any time at the price of Fifty Six Dollars ($56.00) per share plus an amount equal to all accrued and unpaid dividends thereon to the date fixed for redemption (the “Redemption Price”).

(b) Unless otherwise required by law, notice of redemption will be sent to the holders of Series C Preferred Stock at the address shown on the books of the Corporation or any transfer agent for the Series C Preferred Stock by first class mail, postage prepaid, mailed not less than twenty (20) days nor more than sixty (60) days prior to the redemption date. Each such notice shall state: (i) the redemption date; (ii) the total number of shares of the Series C Preferred Stock to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the Redemption Price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Upon the date fixed for redemption, the Corporation shall set aside cash funds having a value equal to the aggregate Redemption Price for the shares of Series C Preferred Stock to be redeemed. Payment of the Redemption Price shall be made by the Corporation within five (5) days after the date fixed for redemption upon surrender of the certificates evidencing the shares of Series C Preferred Stock so redeemed, properly endorsed or assigned for transfer.

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(c) From and after the date fixed for redemption, and provided the Corporation shall have set aside funds sufficient to redeem the shares, dividends on shares of Series C Preferred Stock called for redemption will cease to accrue, such shares will no longer be deemed to be outstanding and all rights in respect of such shares of the Corporation shall cease, except the right to receive the Redemption Price therefor, without interest, upon surrender to the Corporation of the certificates evidencing such shares, properly endorsed or assigned for transfer. If less than all of the outstanding shares of Series C Preferred Stock are to be redeemed, the Corporation shall redeem a portion of the shares of each holder pro rata based on the number of shares held by each such holder.

6. Consolidation, Merger, etc.

(a) In the event that the Corporation shall consummate any consolidation or merger or similar transaction, however named, pursuant to which the outstanding shares of common stock are by operation of law exchanged solely for or changed, reclassified or converted solely into stock of any successor or resulting corporation (including the Corporation), and, if applicable, for a cash payment in lieu of fractional shares, if any, the shares of Series C Preferred Stock shall be assumed by and shall become preferred stock of such successor or resulting corporation, having in respect of such corporation insofar as possible the same powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereon, that the Series C Preferred Stock had immediately prior to such transaction. The rights of the Series C Preferred Stock as preferred stock of such successor or resulting corporation shall successively be subject to adjustments pursuant to paragraph 7 hereof after any such transaction as nearly equivalent to the adjustments provided for by such paragraph prior to such transaction. The Corporation shall not consummate any such merger, consolidation or similar transaction unless all then outstanding shares of the Series C Preferred Stock shall be assumed and authorized by the successor or resulting corporation as aforesaid.

(b) In the event the Corporation shall enter into any agreement providing for any consolidation or merger or similar transaction described in paragraph 6(a), then the Corporation shall as soon as practicable thereafter (and in any event at least ten (10) business days before consummation of such transaction) give notice of such agreement and the material terms thereof to each holder of Series C Preferred Stock and each such holder shall have the right to elect, by written notice to the Corporation, to receive, upon consummation of such transaction (if and when such transaction is consummated), from the Corporation or the successor of the Corporation, in redemption and retirement of such Series C Preferred Stock, a cash payment equal to the amount payable in respect of shares of Series C Preferred Stock at the Redemption Price. No such notice of redemption shall be effective unless given to the Corporation prior to the close of business on the fifth business day prior to consummation of such transaction, unless the Corporation or the successor of the Corporation shall waive such prior notice, but any notice of redemption so given prior to such time may be withdrawn by notice of withdrawal given to the Corporation prior to the close of business on the fifth business day prior to consummation of such transaction.

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7. Anti-dilution Voting Adjustments.

(a) In the event the Corporation shall, at any time or from time to time while any of the shares of the Series C Preferred Stock are outstanding, (i) pay any dividend or make a distribution in respect of the common stock in shares of common stock, (ii) subdivide the outstanding shares of common stock, or (iii) combine the outstanding shares of common stock into a smaller number of shares, in each case whether by reclassification of shares, recapitalization of the Corporation (including a recapitalization effected by a merger or consolidation to which paragraph 6 hereof does not apply) or otherwise, the voting rights of a share of Series C Preferred Stock in effect immediately prior to such action (as limited by paragraph 3 hereof) shall be adjusted by multiplying such voting right by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock outstanding immediately before such event. An adjustment made pursuant to this paragraph 7(a) shall be given effect, upon declaration of such a dividend or distribution, as of the record date for the determination of shareholders entitled to receive such dividend or distribution (on a retroactive basis) and in the case of a subdivision or combination shall become effective immediately as of the effective date thereof.

(b) Notwithstanding any other provisions of this paragraph 7, the Corporation shall not be required to make any adjustment of the voting rights of Series C Preferred Stock unless such adjustment would require an increase or decrease of at least one percent (1%) in the voting rights. Any lesser adjustment shall be carried forward and shall be made no later than the time of, and together with, the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least one percent (1%) in the voting rights.

(c) If the Corporation shall make any dividend or distribution of the common stock or issue any common stock, other capital stock or other security of the Corporation or any rights or warrants to purchase or acquire any such security, which transaction does not result in an adjustment to the voting rights pursuant to the foregoing provisions of this paragraph 7, the Board of Directors of the Corporation shall consider whether such action is of such a nature that an adjustment to the voting rights should equitably be made in respect of such transaction. If in such case the Board of Directors of the Corporation determines that an adjustment to the voting rights should be made, an adjustment shall be made effective as of such date, as determined by the Board of Directors of the Corporation. The determination of the Board of Directors of the Corporation as to whether an adjustment to the voting rights of the Series C Preferred Stock should be made pursuant to the foregoing provisions of this paragraph 7(c), and, if so, as to what adjustment should be made and when, shall be final and binding on the Corporation and all shareholders of the Corporation.

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(d) Whenever an adjustment to the voting rights of the Series C Preferred Stock is required pursuant hereto, the Corporation shall forthwith place on file with the transfer agent for the common stock and the Series C Preferred Stock, if any, and with the Secretary of the Corporation, a statement signed by two officers of the Corporation stating the voting rights (as appropriately adjusted), of the Series C Preferred Stock. Such statement shall set forth in reasonable detail such facts as shall be necessary to show the reason and the manner of computing such adjustment, including any determination of fair market value involved in such computation. Promptly after each adjustment to the voting rights of the Series C Preferred Stock, the Corporation shall mail a notice thereof to each holder of shares of the Series C Preferred Stock.

8. Ranking; Retirement of Shares.

(a) The Series C Preferred Stock shall rank senior to the common stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution and winding-up of the Corporation, and, unless otherwise provided in the Restated Articles of Incorporation of the Corporation, or a certificate of designation relating to any other series of preferred stock of the Corporation, the Series C Preferred Stock shall rank on a parity with all other series of the Corporation’s preferred stock, as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding-up.

(b) Any shares of Series C Preferred Stock acquired by the Corporation by reason of the redemption of such shares as provided herein, or otherwise so acquired, shall be retired as shares of Series C Preferred Stock and restored to the status of authorized but unissued shares of preferred stock of the Corporation, undesignated as to series, and may thereafter be reissued as part of a new series of such preferred stock as permitted by law.

9. Definition of Farm Bureau Organization. For purposes hereof, “Farm Bureau organization” shall mean (i) the American Farm Bureau Federation, an Illinois not for profit corporation formed to promote agriculture and to correlate and strengthen various state Farm Bureau federations, county Farm Bureau federations and any other state organizations controlled by or under common control with any of such federations; and (ii) the state Farm Bureau federations, the county Farm Bureau federations, and all corporations, partnerships, and other entities controlled by or under common control with the American Farm Bureau Federation, any state Farm Bureau federation, or any county Farm Bureau federation, or entity authorized by the American Farm Bureau Federation to use the trade-names, “Farm Bureau” or “FB” in its name or operations.

10. Miscellaneous.

(a) All notices referred to herein shall be in writing, and all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three (3) business days after the mailing thereof if sent by registered mail (unless first-class mail shall be specifically permitted for such notice under the terms hereof) with postage prepaid, addressed: (i) if to the Corporation, to its office at 5400 University Avenue, West Des Moines, Iowa 50266 (Attention: Secretary) or other agent of the Corporation designated as permitted herein, or (ii) if to any holder of the Series C Preferred Stock or common stock, as the case may be, to such holder at the address of such holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Series C Preferred Stock or common stock, as the case may be), or (iii) to such other address as the Corporation or any such holder, as the case may be, shall have designated by notice similarly given.

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(b) The term “common stock” as used herein means the Corporation’s no par value common stock, or any other class of stock resulting from successive changes or reclassifications of such common stock consisting solely of changes in par value, or from par value to no par value or from no par value to par value.

(c) The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series C Preferred Stock or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issuance or delivery of shares of Series C Preferred Stock in a name other than that in which the shares of Series C Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any person with respect to any such shares or securities other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

(d) Unless otherwise provided in the Restated Articles of Incorporation of the Corporation, all payments in the form of dividends, distributions on voluntary or involuntary dissolution, liquidation or winding-up or otherwise made upon the shares of Series C Preferred Stock and any other stock ranking on a parity with the Series C Preferred Stock with respect to such dividend or distribution shall be made pro rata, so that amounts paid per share on the Series C Preferred Stock and such other stock shall in all cases bear to each other the same ratio that the required dividends, distributions or payments, as the case may be, then payable per share on the shares of the Series C Preferred Stock and such other stock bear to each other.

(e) The Corporation may (but shall not be required to) appoint, and from time to time discharge and change, a transfer agent for the Series C Preferred Stock. Upon any such appointment or discharge of a transfer agent, the Corporation shall send notice thereof by first-class mail, postage prepaid, to each holder of record of Series C Preferred Stock.

ARTICLE V – REGISTERED OFFICE AND AGENT

The street address of the Corporation’s registered office in Iowa and the name of its registered agent at that office is Edward G. Parker, 5400 University Avenue, West Des Moines, Iowa 50266.

15

ARTICLE VI – DIRECTORS

Section 1. Except as otherwise provided by law, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed by or under the direction of, the Board of Directors.

Section 2. The number of members of the Board of Directors and the procedures for electing directors shall be set forth in a shareholders’ agreement by and among the Corporation and its shareholders.

ARTICLE VII – PERSONAL LIABILITY OF DIRECTORS

A director of this Corporation shall not be liable to the Corporation or its shareholders for money damages for any action taken, or any failure to take any action, as a director, except liability for (1) the amount of a financial benefit received by a director to which the director is not entitled; (2) an intentional infliction of harm on the Corporation or the shareholders; (3) a violation of section 490.833 of the Code of Iowa; and (4) an intentional violation of criminal law. No amendments to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of said director occurring prior to such amendment or repeal. If Iowa law is hereafter changed to permit further elimination or limitation of the liability of directors for monetary damages to the Corporation or its shareholders, then the liability of a director of this Corporation shall be automatically eliminated or limited to the full extent then permitted without further action of the Corporation or its Board of Directors. The directors of this Corporation have agreed to serve and assume the duties of directors in reliance upon the provisions of this Article.

ARTICLE VIII – INDEMNIFICATION OF DIRECTORS

Each individual who is or was a director of the Corporation (and the heirs, executors, personal representatives of administrators of such individual) who was or is made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise (“Indemnitee”), shall be indemnified and held harmless by the Corporation to the fullest extent permitted by applicable law, as the same exists or may hereafter be amended. An Indemnitee shall be indemnified by the Corporation for any action taken, or failure to take any action, as a director, except liability for (1) receipt of a financial benefit to which the person is not entitled; (2) an intentional infliction of harm on the Corporation or the shareholders; (3) a violation of section 490.833 of the Code of Iowa; and (4) an intentional violation of criminal law. In addition to the indemnification conferred in this Article, the Indemnitee shall also be entitled to have paid directly by the Corporation the expenses reasonably incurred in defending any such proceeding against such Indemnitee in advance of its final disposition, to the fullest extent authorized by applicable law, as the same exists or may hereafter be amended. This Article shall prevail over any inconsistent bylaw or resolution adopted by the Corporation.

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CERTIFICATE OF ADOPTION

The duly adopted Restated Articles of Incorporation set forth above supersede the original articles of incorporation and all amendments thereto and consolidate the original articles of incorporation and all amendments thereto into a single document. The Restated Articles of Incorporation amend the articles of incorporation, requiring shareholder approval. The Restated Articles of Incorporation were duly approved by the shareholders in the manner required by the Iowa Business Corporation Act and by the articles of incorporation.

IN WITNESS WHEREOF, I have set my hand hereto this ______ day of ____________, 2021.

FBL FINANCIAL GROUP, INC.

By:
Duane J. Johnson, Jr.
Secretary, FBL Financial Group, Inc.

17

Exhibit 2.2

Execution Version

AMENDMENT NO. 1

TO THE

ROLLOVER AGREEMENT

This Amendment No. 1, dated as of May 2, 2021 (this “Amendment”) to the Rollover Agreement, dated as of January 11, 2021 (the “Agreement”), is entered into by and among Farm Bureau Property & Casualty Insurance Company, an Iowa domiciled stock property and casualty insurance company (“Parent”), 5400 Merger Sub, Inc., an Iowa corporation (“Merger Sub”) and the Iowa Farm Bureau Federation (“IFBF” and, together with Parent, the “Shareholders”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

W I T N E S S E T H:

WHEREAS, in accordance with Section 8.01 of the Agreement, Parent, Merger Sub and IFBF wish to amend the terms of the Agreement as provided in Article I below;

WHEREAS, in accordance with Section 8.01 of the Agreement, the Company has provided its written consent to this Amendment;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENT

1.       Recitals.

(a)	The fourth and fifth recitals are amended and restated in their entirety as follows:

WHEREAS, each of the Shareholders desires to contribute to Merger Sub such number of Subject Common Shares owned by such Shareholder in exchange for the number of common shares of Merger Sub (the “Merger Sub Common Shares”) set forth opposite such Shareholder’s name on Schedule I;

WHEREAS, Parent desires to contribute to Merger Sub an amount equal to the aggregate Parent Cash Contribution, and Merger Sub desires to issue to Parent a number of shares of preferred stock of Merger Sub (“Merger Sub Preferred Shares”) as set forth herein;

(b)	A sixth recital is inserted as follows:

WHEREAS, the Iowa Farm Bureau Federation (“IFBF”) desires to contribute to Merger Sub an amount equal to the aggregate IFBF Cash Contribution, and Merger Sub desires to issue to IFBF a number of Merger Sub Preferred Shares as set forth herein;

(c)	The final recital is amended by replacing the words “the Shareholders” with “IFBF”.

2.       Rollover; Merger Sub Shares. All references to the “Merger Sub Shares” issued by Merger Sub in exchange for the number of Subject Common Shares owned by each Shareholder shall be deemed to be references to Merger Sub Common Shares. All references to “Merger Sub Shares” in Section 2.04, Article IV and Article V of the Agreement shall be deemed to be references to both Merger Sub Common Shares and Merger Sub Preferred Shares, as applicable.

3.       Additional Capitalization of Merger Sub. Section 2.02 of the Agreement shall be amended and restated in its entirety as follows:

Subject to the terms of this Agreement and the conditions set forth in Section 3.01, immediately prior to the Closing:

(a)       Parent hereby irrevocably agrees to contribute to Merger Sub an amount equal to the product of (x) $56.00 and (y) the aggregate number of Common Shares converted into the right to receive the Merger Consideration (the “Parent Cash Contribution”).  In exchange for, and conditioned upon, Parent’s contribution to Merger Sub of the Parent Cash Contribution, Merger Sub shall issue to Parent, free and clear of all Liens (other than Liens arising by reason of the Merger Agreement or this Agreement), a number of Merger Sub Common Shares equal to the Parent Cash Contribution divided by $56.00.

(b)       IFBF hereby irrevocably agrees to contribute to Merger Sub an amount equal to the product of (x) $5.00 and (y) the aggregate number of Common Shares converted into the right to receive the Merger Consideration (the “IFBF Cash Contribution”).  In exchange for, and conditioned upon, IFBF’s contribution to Merger Sub of such amount, Merger Sub shall issue to IFBF, free and clear of all Liens (other than Liens arising by reason of the Merger Agreement or this Agreement), a number of Merger Sub Preferred Shares equal to the IFBF Cash Contribution divided by $56.00.

(c)       For purposes hereof, the foregoing contribution and exchange transactions are collectively referred to herein as the “Additional Capitalization.” Nothing herein shall restrict Parent or IFBF from agreeing to make additional contributions of capital to Merger Sub (or the Surviving Corporation) in order to fund all or a portion of the amounts that may be payable to holders of Dissenting Shares (if any) on terms as may be agreed by such Shareholder and Merger Sub or the Surviving Corporation, as applicable.

4.       Conditions to Funding the Rollover. The first clause of Section 3.01 of the Agreement is hereby amended and restated in its entirety as follows:

Section 3.01 Conditions to Funding and Rollover. Each of (x) each Shareholder’s obligation to effect the Rollover and (y) each Shareholder’s obligation to effect the Additional Capitalization is subject to, and conditioned upon:

2

5.       Schedule I, Schedule II. Schedule I to the Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit A. Schedule II to the Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit B.

ARTICLE II
MISCELLANEOUS

1.       No Other Amendments; Effectiveness. Except as expressly amended and/or superseded by this Amendment, the Agreement remains and shall remain in full force and effect. This Amendment shall not constitute an amendment or waiver of any provision of the Agreement, except as expressly set forth herein. Upon the execution and delivery hereof, the Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth as fully and with the same effect as if the amendments and supplements made hereby were originally set forth in the Agreement. This Amendment and the Agreement shall each henceforth be read, taken and construed as one and the same instrument, but such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the Agreement. If and to the extent there are any inconsistencies between the Agreement and this Amendment with respect to the matters set forth herein, the terms of this Amendment shall control. References in the Agreement to the Agreement shall be deemed to mean the Agreement as amended by this Amendment. On and after the date of this Amendment, each reference to the Agreement, “this Agreement”, “hereof”, “hereunder”, “herein” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended hereby provided, that references in the Agreement to “the date hereof” or “the date of this Agreement” or words of like import shall continue to refer to the date of January 11, 2021.

2.       Sections of the Agreement. The provisions set forth in Article VIII of the Agreement are hereby incorporated by reference mutatis mutandis.

[signature page follows]

3

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first written above.

FARM BUREAU PROPERTY & CASUALTY INSURANCE COMPANY

By:	/s/ Duane J. Johnson Jr.
	Name:	Duane J. Johnson Jr.
	Title:	Sr. Vice President & Secretary

5400 Merger Sub, Inc.

By:	/s/ Duane J. Johnson Jr.
	Name:	Duane J. Johnson Jr.
	Title:	Secretary

IOWA FARM BUREAU FEDERATION

By:	/s/ Craig D. Hill
	Name:	Craig D. Hill
	Title:	President

[Signature Page to Amendment No. 1 to Rollover Agreement]

Exhibit A

Schedule I

Shareholder	Original Common Shares	Original Preferred Shares	Merger Sub Common Shares to be Received	Notice Address
Iowa Farm Bureau Federation	Class A Common Stock: 14,760,303 Class B Common Stock: 7,619	Series B Preferred Shares: 5,000,000	14,767,922	Iowa Farm Bureau Federation 5400 University Avenue West Des Moines, Iowa 50266
				Attention:	Edward G. Parker
				Email:	eparker@ifbf.org
Farm Bureau Property & Casualty Insurance Company	Class A Common Stock: 199,016 Class B Common Stock: 2,390	-	201,406	Farm Bureau Property & Casualty Insurance Company 5400 University Avenue West Des Moines, Iowa 50266
				Attention:	Edward G. Parker
				Email:	eparker@ifbf.org

[Schedule I to Rollover Agreement]

Exhibit B

Schedule II

PRO FORMA CAPITALIZATION OF THE SURVIVING CORPORATION

Shareholder	Common Shares	Preferred Shares
Iowa Farm Bureau Federation	14,767,922	Series B Preferred Shares: 5,000,000 Series C Preferred Shares: 841,713.75

Farm Bureau Property & Casualty Insurance Company	9,628,600	--

[Schedule II to Rollover Agreement]

Exhibit 10.1

COOPERATION AND SUPPORT AGREEMENT

This Cooperation and Support Agreement (this “Agreement”), dated as of May 2, 2021, is entered into by and among Capital Returns Management, LLC, Ronald Bobman (together with their respective affiliates, including Capital Returns Master, Ltd., collectively, “Capital Returns”), Farm Bureau Property & Casualty Insurance Company, an Iowa domiciled stock property and casualty insurance company (“Parent”), the Iowa Farm Bureau Federation (“IFBF” and, together with Parent, the “Purchaser Parties”) and FBL Financial Group, Inc., an Iowa corporation (the “Company”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).

WHEREAS, Parent, 5400 Merger Sub, Inc. (“Merger Sub”) and the Company are parties to that certain Agreement and Plan of Merger, dated as of January 11, 2021 (the “Original Agreement”), pursuant to which, among other things and upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into the Company (the “Merger”) with the Company surviving the Merger;

WHEREAS, at the effective time of the Merger, each share of Class A common stock and Class B common stock of the Company (together, the “Common Shares”) other than Excluded Shares and Dissenting Shares will be converted into the right to receive $56.00 per Common Share in cash, without interest (the “Original Merger Consideration”);

WHEREAS, Capital Returns is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of 215,194 Common Shares;

WHEREAS, Parent, Merger Sub and the Company propose to amend the Original Agreement (as so amended, the “Amendment”) to provide, among other things, to increase the Original Merger Consideration to $61.00 per share in cash, without interest (the “Amended Merger Consideration”); and

WHEREAS, as a material inducement to the willingness of Parent and Merger Sub to enter into the Amendment, Parent has required that Capital Returns enter into this Agreement.

NOW, THEREFORE, in consideration of and reliance upon the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Certain Definitions. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

“Agreement Effective Time” means such time as the Amendment is executed and delivered by the parties thereto.

“Affiliate” and “Associate” each have the meanings ascribed to such terms in Rule 12b-2 under the Exchange Act.

“Beneficial Ownership” of Common Shares means ownership of: (a) Common Shares which such Person or any of such Person’s Affiliates or Associates is deemed to beneficially own, directly or indirectly, within the meaning of Rule l3d-3 under the Exchange Act; (b) securities which such Person or any of such Person’s Affiliates or Associates has: (i) rights, obligations or options to own or acquire (whether such right, obligation or option is exercisable immediately or only after the passage of time or upon the satisfaction of one or more conditions (whether or not within the control of such Person), compliance with regulatory requirements or otherwise) or (ii) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); (c) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such other Person) and with respect to which such first Person or any of such first Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of such securities; or (d) any other economic exposure to Common Shares, including through any derivative transaction that gives any such Person or any of such Person’s Affiliates or Associates the economic equivalent of ownership of Common Shares due to the fact that the value of the derivative is determined by reference to the price or value of Common Shares, or which provides such Person or any of such Person’s Affiliates or Associates an opportunity, directly or indirectly, to profit, or to share in any profit, derived from any increase in the value of Common Shares, in any case without regard to whether (i) such derivative conveys any voting rights in Common Shares to such Person or any of such Person’s Affiliates or Associates, (ii) the derivative is required to be, or capable of being, settled through delivery of Common Shares, or (iii) such Person or any of such Person’s Affiliates or Associates may have entered into other transactions that hedge the economic effect of such Beneficial Ownership of Common Shares.

“Expiration Time” means the earlier of (a) such time as the Merger Agreement shall have been validly terminated in accordance with its terms; (b) immediately following the Effective Time; or (c) July 11, 2021.

“Merger Agreement” means the Original Agreement, as it may be amended, supplemented or otherwise modified from time to time, including by the Amendment.

“Record Date Shares” means all Common Shares owned, beneficially or of record (including by having any agreement, arrangement or understanding (whether or not in writing) for the purpose of voting such Common Shares), by Capital Returns as of March 11, 2021.

“Capital Returns Shares” means (i) all Common Shares owned, beneficially or of record, by Capital Returns as of the date hereof and (ii) all additional Common Shares acquired by Capital Returns, beneficially or of record (including by having any agreement, arrangement or understanding (whether or not in writing) for the purpose of voting such Common Shares), during the period commencing on the date hereof and expiring at the Expiration Time.

Section 2. Agreement to Vote; Termination of Solicitation.

(a)       During the period commencing on the Agreement Effective Time and expiring at the Expiration Time, at the Company Shareholders’ Meeting or at any other meeting of the holders of Common Shares called to consider the approval and adoption of the Merger Agreement and the Merger, and at every adjournment or postponement thereof, and on every action or approval by written consent of the shareholders of the Company with respect to the approval and adoption of the Merger Agreement and Merger, Capital Returns (i) shall appear at such meeting or otherwise (including, for the avoidance of doubt, electronically) cause the Record Date Shares to be counted as present thereat for the purpose of establishing a quorum, (ii) shall vote or cause to be voted the Record Date Shares at such meeting in favor of adopting the Merger Agreement and the transactions contemplated thereby, including the Merger and (iii) at any meeting of the shareholders of the Company (whether annual or special), however called, or at any adjournment or postponement thereof, or in any other circumstances (including an action by written consent) upon which a vote or other approval is sought, shall vote (or cause to be voted), in person or by proxy (to the extent of its power to do so), all of the Record Date Shares against any other proposal, action or transaction involving the Company or any of the Company Subsidiaries, which other proposal, action or transaction would reasonably be expected to in any manner (A) impede, frustrate, prevent or nullify the Merger or the Merger Agreement, (B) result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled or (C) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement.

(b)       Capital Returns hereby covenants and agrees to use its commercially reasonable efforts to cause the holders of record of, or other Persons with the power to vote or cause to be voted, all Capital Returns Shares that are not Record Date Shares to take, and to refrain from taking, as applicable, all actions that Capital Returns is required to take, and to refrain from taking, as applicable, in respect of the Record Date Shares pursuant to Section 2(a); provided, that except for Capital Returns Shares acquired after the date of this Agreement, issuing the public statement referred to in Section 8 hereof shall be deemed sufficient for purposes of this Section 2(b).

(c)       Capital Returns hereby covenants and agrees that it shall (i) immediately cease any and all solicitation efforts in connection with the Company Shareholders’ Meeting or at any other meeting of the holders of Common Shares called to consider the approval and adoption of the Merger Agreement and the Merger, and at every adjournment or postponement thereof and (ii) except with respect to the Capital Returns Shares as provided in Section 2(a)-(b), not vote, deliver or otherwise use any proxies that may have been received by Capital Returns or its representatives with respect to the Company Shareholders’ Meeting or at any other meeting of the holders of Common Shares called to consider the approval and adoption of the Merger Agreement and the Merger, and at every adjournment or postponement thereof.

(d)       Capital Returns hereby covenants and agrees that it shall not enter into any agreement or undertaking, and shall not commit or agree to take any action that would restrict or interfere with its obligations pursuant to this Agreement.

Section 3. Non-Disparagement. During the period commencing on the Agreement Effective Time and expiring on the date of the closing of the Merger, (a) Capital Returns shall not, and shall cause its Related Parties not to, directly or indirectly make, or cause to be made, any private statement or public statement (including by press release, social media post, SEC filing or other disseminated announcement or statement) that disparages (as distinct from objective statements reflecting business criticism of the Company but not of individual directors or officers) the Merger, the Company, the Purchaser Parties or any of their respective current or former officers or directors with respect to matters relating to their service at the Company or such Purchaser Party; and (b) the Company and the Purchaser Parties shall not, and shall cause their respective Related Parties not to, directly or indirectly make, or cause to be made, any private statement or public statement (including by press release, social media post, SEC filing or other disseminated announcement or statement) that disparages (as distinct from objective statements reflecting business criticism) Capital Returns or any of its officers or directors with respect to matters relating to the Merger, the Company and the Purchaser Parties.

Section 4. Release; Covenant Not to Sue.

(a)       Capital Returns, on behalf of itself and for all of its affiliated, associated, related, parent and subsidiary entities, successors, assigns, and the respective heirs, executors, administrators, successors and assigns of any such person or entity (“Related Parties”), irrevocably, absolutely and unconditionally releases, settles, acquits and forever discharges each of (i) the Company, (ii) Parent, (iii) each existing (as of the date of this Agreement) director, officer, employee, agent or other representative of the Company (the “Existing Company Parties”) and (iv) the Related Parties of each of the foregoing (the persons and entities referred to in the foregoing clauses (i)-(iv), collectively, the “Company Released Parties”), from and against any and all causes of action, claims, actions, rights, judgments, obligations, damages, fines, penalties, amounts, demands, losses, controversies, contentions, complaints, promises, accountings, bonds, bills, debts, liabilities, dues, sums of money, expenses, specialties and fees and costs (whether direct, indirect or consequential, incidental or otherwise, including attorney’s fees, accountants’ fees and court costs, of whatever nature) incurred in connection therewith of any kind whatsoever, in their own right, representatively, derivatively or in any other capacity, in law or in equity or liabilities of whatever kind or character, arising under federal, state, foreign, or common law or the laws of any other relevant jurisdiction from the beginning of time to the Agreement Effective Time (“Claims”), whether now known or unknown, suspected or unsuspected, that Capital Returns or any of its Related Parties now has, or at any time previously had, or shall or may have in the future, as a record or beneficial owner of Common Shares or arising by virtue of or in any manner related to any actions with respect to the Merger or the Company or its affairs on or before the Agreement Effective Time; provided, that nothing in this Agreement shall waive, release, bar, discharge, enjoin, or otherwise affect any Claims to enforce the terms of this Agreement.

(b)       Each of the Company and Parent, on behalf of itself and for all of its Related Parties, irrevocably, absolutely and unconditionally releases, settles, acquits and forever discharges each member of the Capital Returns from and against any and all Claims, whether now known or unknown, suspected or unsuspected, that the Company or Parent, as applicable, now has, or at any time previously had, arising by virtue of or in any manner related to any actions or inactions with respect to the Merger or the Company or its respective affairs on or before the Agreement Effective Time; provided, that nothing in this Agreement shall waive, release, bar, discharge, enjoin, or otherwise affect any Claims to enforce the terms of this Agreement.

(c)       IT IS THE INTENTION OF CAPITAL RETURNS, THE COMPANY AND PARENT IN EXECUTING THIS AGREEMENT, AND IN GIVING AND RECEIVING THE CONSIDERATION CALLED FOR HEREIN, THAT THE RELEASES CONTAINED IN THIS SECTION 4 SHALL BE EFFECTIVE AS A FULL AND FINAL ACCORD AND SATISFACTION AND GENERAL RELEASE OF AND FROM ALL MATTERS RELEASED PURSUANT TO THIS SECTION 4 (THE “RELEASED MATTERS”). CAPITAL RETURNS HEREBY REPRESENTS TO EACH COMPANY RELEASED PARTY THAT IT HAS NOT VOLUNTARILY OR INVOLUNTARILY ASSIGNED OR TRANSFERRED OR PURPORTED TO ASSIGN OR TRANSFER TO ANY PERSON ANY RELEASED MATTERS AND THAT NO PERSON OTHER THAN CAPITAL RETURNS HAS ANY INTEREST IN ANY RELEASED MATTERS BY LAW OR CONTRACT BY VIRTUE OF ANY ACTION OR INACTION BY CAPITAL RETURNS. EACH OF THE COMPANY AND PARENT HEREBY REPRESENTS TO CAPITAL RETURNS THAT IT HAS NOT VOLUNTARILY OR INVOLUNTARILY ASSIGNED OR TRANSFERRED OR PURPORTED TO ASSIGN OR TRANSFER TO ANY PERSON ANY RELEASED MATTERS AND THAT NO PERSON OTHER THAN THE COMPANY OR PARENT, AS APPLICABLE, HAS ANY INTEREST IN RELEASED MATTERS BY LAW OR CONTRACT BY VIRTUE OF ANY ACTION OR INACTION BY THE COMPANY OR PARENT, AS APPLICABLE. THE INVALIDITY OR UNENFORCEABILITY OF ANY PART OF THIS SECTION 4 SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF THE REMAINDER OF THIS SECTION 4 WHICH SHALL REMAIN IN FULL FORCE AND EFFECT.

(d)       Capital Returns (on its own behalf and on behalf of its Related Parties) covenants and agrees that each such Person shall not, after the Agreement Effective Time, (i) institute or participate in any action, suit or proceeding against any of the Company Released Parties related in any way to the Released Matters or (ii) otherwise seek to recover, or permit another to seek to recover on its behalf, from any of the Company Released Parties any remedies of any kind (including any equitable relief, damages, fines, penalties, amounts, demands, losses, controversies, contentions, complaints, promises, accountings, bonds, bills, debts, liabilities, dues, sums of money, expenses, specialties and fees and costs (whether direct, indirect or consequential, incidental or otherwise, including attorney’s fees, accountants’ fees and court costs, of whatever nature)) related in any way to the Released Matters, and fully, finally, irrevocably, absolutely and unconditionally waives any right to recover any such remedies; provided, that nothing in this Agreement shall waive, release, bar, discharge, enjoin, or otherwise affect any Claims to enforce the terms of this Agreement.

(e)       The parties acknowledge that the Agreement releases claims that are unknown and unsuspected at the time of the Agreement and that the release of such claims was a specifically negotiated and material term of the Agreement. The parties further agree to waive the protections of Cal. Civ. Code 1542 or any similar provisions of Law.

(f)       Capital Returns (on its own behalf and on behalf of its Related Parties) acknowledges and agrees that (i) each of the Company Released Parties is an express third party beneficiary of this Section 4, and, in each case, such third party beneficiary shall be entitled to enforce the releases, covenants and other agreements contained herein against Capital Returns and its Related Parties as if such third party beneficiary were a party to this Agreement and (ii) Parent will be relying to its detriment on the effectiveness and enforceability of such releases, covenants and other agreements in entering into the Amendment providing for the Amended Merger Consideration.

Section 5. Waiver of Appraisal Rights. Capital Returns hereby irrevocably waives, and shall cause to be irrevocably waived by its Affiliates any rights of appraisal or rights to dissent from the Merger that it or such Affiliate may have under Iowa Law with respect to any Capital Returns Shares

Section 6. Expenses. Within three (3) business days of the execution of this Agreement, Capital Returns shall be permitted to submit to the Company reasonably detailed documentation of Capital Returns’ actual out-of-pocket fees, costs and expenses reasonably and properly incurred in connection with the proposed acquisition, the Merger, and the solicitation of proxies at the Company Shareholders’ Meeting, including the expenses associated with legal, financial, communications and other professional advisors. No later than the same business day as the closing of the Merger, the Company shall reimburse Capital Returns for such reasonably and properly incurred fees, costs and expenses, by wire transfer in accordance with wire instructions provided by Capital Returns to the Company; provided, that such reimbursement shall not exceed $750,000 in the aggregate and Capital Returns shall not be entitled to any reimbursement if the Merger does not close. Except as otherwise provided in this Section 6, all fees, costs and expenses incurred by each of the parties shall be borne by such party.

Section 7. Public Announcement. The parties hereto shall not make any public statement regarding this Agreement and the material terms hereof except for a press release in the form attached hereto as Exhibit A (the “Press Release”). The Company shall file a Form 8-K in the form attached hereto as Exhibit B. IFBF shall file an amendment to its existing Schedule 13D in the form attached hereto as Exhibit C. The parties shall not make any public announcement or statement regarding Capital Returns that contradicts or disagrees with the statements made in the Press Release.

Section 8. Representations and Warranties of All Parties. Each of the parties hereto represents and warrants to the other parties that: (a) such party has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (b) this Agreement has been duly and validly authorized, executed and delivered by it and is a valid and binding obligation of such party, enforceable against such party in accordance with its terms; and (c) this Agreement will not result in a violation of any terms or conditions of any agreements to which it is a party or by which it may otherwise be bound or of any law, rule, license, regulation, judgment, order or decree governing or affecting such party.

Section 9. Representations and Warranties of Capital Returns. Capital Returns represents and warrants that, as of the date of this Agreement: (a) Capital Returns Beneficially Owns an aggregate of 215,194 Common Shares, (b) Schedule I sets forth a list of all Shares of Common Shares that Capital Returns has the right to vote as of a record date of March 11, 2021 and (c) except for such ownership, Capital Returns does not, individually or in the aggregate with any of its Affiliates, have any other Beneficial Ownership of, or economic exposure to, any Common Shares, including through any derivative transaction.

Section 10. Representations and Warranties of the Company. The Company represents and warrants to Capital Returns that, as of the Agreement Effective Time: (a) it will have all requisite corporate power and authority, and will have taken all corporate action necessary in order to execute and deliver, and perform its obligations under, the Amendment and to consummate the transactions contemplated thereby, subject only to the adoption of the Merger Agreement by the Required Shareholder Vote; (b) the Company will take all commercially reasonable steps to re-convene Company Shareholders’ Meeting on May 21, 2021; and (c) the Amendment will have been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery of the Amendment by Parent and Merger Sub, will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally or by general equitable principles.

Section 11. Representations and Warranties of Parent. Parent represents and warrants to Capital Returns that, as of the Agreement Effective Time: (a) each of Parent and Merger Sub will have all requisite corporate or other power and authority, and will have taken all corporate action necessary in order to execute and deliver, and perform its obligations under, the Amendment and to consummate the transactions contemplated thereby, subject only to the adoption of the Amendment by the affirmative vote of Parent, in its capacity as sole shareholder of Merger Sub, immediately following the execution of the Amendment by the parties thereto; and (b) the Amendment will have been duly executed and delivered by each of Parent and Merger and, assuming the due authorization, execution and delivery of the Amendment by the Company, will constitute the valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally or by general equitable principles.

Section 12. Specific Performance; Jurisdiction; Governing Law. The parties hereto recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that in addition to other remedies any of the other parties shall be entitled to at law or in equity, each other party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement. In the event that any action shall be brought in equity to enforce the provisions of this Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at law. The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without regard to the conflicts of laws principles thereof. Each Party hereby irrevocably and unconditionally consents to the exclusive jurisdiction of the federal and state courts in the State of Delaware for any action, suit or proceeding arising out of or relating to this Agreement. Each Party further hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement in the federal and state courts of the State of Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in any inconvenient forum. EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 13. No Waiver. Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. No waiver of any of the provisions of this Agreement shall be effective unless it is in writing signed by the party making such waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

Section 14. Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof and may be amended only by an agreement in writing executed by the parties hereto.

Section 15. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when delivered personally to the recipient Party, (b) if transmitted via e-mail, on the date sent, unless the sender receives an automated message indicating that the e-mail has not been delivered, (c) one (1) business day after being sent to the recipient Party by reputable overnight courier service (charges prepaid), or (d) five (5) business days after being mailed to the recipient Party by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Party at the following addresses:

If to Capital Returns:

Capital Returns Management, LLC
641 Lexington Avenue
New York, NY 10022
Attention: Ronald Bobman
Email: Email: Ron@capreturns.com

with a copy top (which shall not constitute notice):

Olshan Frome Wolosky LLP
1325 Avenue of the Americas
New York, NY 10019
Attention: Steve Wolosky
Email: swolosky@olshanlaw.com

If to Parent:

Farm Bureau Property & Casualty Insurance Company
5400 University Avenue
West Des Moines, IA 50266
Attention: Edward G. Parker
Fax: (515) 225-4686
Email: eparker@ifbf.org

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, New York 10001
Attention: Todd E. Freed
Jon A. Hlafter
Email: todd.freed@skadden.com
jon.hlafter@skadden.com

If to IFBF:

Iowa Farm Bureau Federation
5400 University Avenue
West Des Moines, IA 50266
Attention: Edward G. Parker
Fax: (515) 225-4686
Email: eparker@ifbf.org

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, New York 10001
Attention: Todd E. Freed
Jon A. Hlafter
Email: todd.freed@skadden.com
jon.hlafter@skadden.com

If to the Company:

FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, IA 50266
Attention: Lori Geadelmann
Email: Lori.Geadelmann@fbfs.com

with a copy top (which shall not constitute notice):

Sidley Austin LLP
1 South Dearborn Street
Chicago, Illinois 60603

Attention:	Brian J. Fahrney

Sean M. Carney

Jonathan A. Blackburn

Kai Liekefett

Email:	bfahrney@sidley.com

scarney@sidley.com

jblackburn@sidley.com

kliekefett@sidley.com

Section 16. Severability. If at any time subsequent to the date of this Agreement, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this Agreement. Upon such determination that any term hereof is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law.

Section 17. Counterparts. This Agreement may be executed (including by facsimile or PDF) in two or more counterparts which together shall constitute a single agreement.

Section 18. Successors and Assigns. This Agreement shall not be assignable by any of the parties hereto. Any purported assignment of this Agreement shall be null and void. This Agreement, however, shall be binding on successors of the parties hereto.

Section 19. No Third Party Beneficiaries. Subject to Section 4(j), this Agreement is solely for the benefit of the parties hereto and is not enforceable by any other persons.

Section 20. Effectiveness. This Agreement shall become effective at the Agreement Effective Time.

Section 21. Responsible Parties. Each of Parent and Capital Returns shall cause its controlled Affiliates, and shall use its reasonable best efforts to cause its agents and other Persons acting on its behalf, to comply with the terms of this Agreement. The Company shall cause its directors, officers and controlled Affiliates, and shall use its reasonable best efforts to cause its agents and other Persons acting on its behalf, to comply with the terms of this Agreement. Parent, Capital Returns and the Company, respectively, shall be responsible for any breach of the terms of this Agreement by such Persons, as applicable.

Section 22. Interpretation and Construction. Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed the same with the advice of said independent counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties hereto shall be deemed the work product of all of the parties hereto and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this Agreement shall be decided without regard to events of drafting or preparation. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The term “including” shall be deemed to mean “including without limitation” in all instances.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused the same to be executed by its duly authorized representative, as of the date first above written.

CAPITAL RETURNS MANAGEMENT, LLC

By:	/s/ Ronald Bobman
Name:	Ronald Bobman
Title:	President

RONALD BOBMAN

/s/ Ronald Bobman

FARM BUREAU PROPERTY & CASUALTY INSURANCE COMPANY

By:	/s/ Duane J. Johnson, Jr.
Name:	Duane J. Johnson, Jr.
Title:	Sr. Vice President & Secretary

IOWA FARM BUREAU FEDERATION

By:	/s/ Craig D. Hill
Name:	Craig D. Hill
Title:	President

FBL FINANCIAL GROUP, INC.

By:	/s/ Daniel D. Pitcher
Name:	Daniel D. Pitcher
Title:	Chief Executive Officer

Schedule I
Beneficial Ownership of Capital Returns as of March 11, 2021

Capital Returns Party	Common Shares Beneficially Owned
Capital Returns Management, LLC	130,000
Capital Returns Master, Ltd.	130,000*
Ronald Bobman	130,000*

* Directly owned by Capital Returns Management, LLC

Exhibit 99.1

FARM BUREAU PROPERTY & CASUALTY AND FBL FINANCIAL GROUP AMEND MERGER AGREEMENT

FBPCIC and IFBF to Take FBL Financial Group Private for $61 Per Share in Cash

WEST DES MOINES, Iowa – May 3, 2021 – Farm Bureau Property & Casualty Insurance Company (“FBPCIC”) and FBL Financial Group, Inc. (NYSE: FFG) (“FBL Financial Group” or “the Company”) today announced that they have agreed to amend their previously-announced definitive merger agreement, dated January 11, 2021. Pursuant to the amended definitive agreement (the “Merger Agreement”), FBPCIC increased the offer price to acquire all of the outstanding shares of FBL Financial Group Class A and Class B common stock that neither FBPCIC nor the Iowa Farm Bureau Federation (“IFBF”) currently own to $61.00 per share in cash. The amendment was approved by the Boards of Directors of both FBPCIC and FBL Financial Group.

The revised offer price of $61.00 per share provides an additional $47 million in cash consideration to FBL Financial Group’s unaffiliated shareholders, and represents an increase of 8.9% and 63.8%, respectively, over the previously agreed offer price of $56.00 per share and FBL Financial Group’s unaffected closing share price of $37.25 on September 3, 2020. Based on the agreed price of $61.00 per share for Class A common stock and Class B common stock not owned by FBPCIC or IFBF as of April 30, 2021, the aggregate cash purchase price under the amended agreement is approximately $575 million.

“The Special Committee is pleased to announce the revised terms of our agreement with FBPCIC, which follows extensive discussions with our fellow unaffiliated shareholders with a focus on maximizing value,” said Paul Larson, Chairman of the Special Committee of the FBL Financial Group Board of Directors. “The amended agreement delivers even more compelling and certain value at a highly-attractive premium. Further, the transaction will advance FBL Financial Group’s ability to protect the livelihoods and futures of our customers as part of a private company with our long-term partner, FBPCIC. We strongly recommend that FBL Financial Group shareholders vote FOR the transaction to lock in this compelling value.”

“The revised terms of our agreement represent our best and final offer and reflect FBPCIC’s commitment to completing this transaction,” said Richard Felts, Chairman of the Board of FBPCIC. “As we have long said, FBL Financial Group and its affiliated companies make up a superb organization. We look forward to supporting its future as a private company, and to continue working to strengthen its relationships with its customers and communities.”

Additional Transaction Details

The transaction is subject to the receipt of FBL Financial Group shareholder approval, including approval from a majority of unaffiliated FBL Financial Group shareholders, and the satisfaction of specified closing conditions. FBL Financial Group has already completed the regulatory approval process for the proposed transaction. The companies continue to expect the transaction to close in the first half of 2021.

The Special Committee, upon being informed of FBPCIC’s intention to increase its offer to $61.00 per share, sought a further increase in price. FBPCIC rejected that proposal, clarifying that it would not increase the $61.00 per share purchase price further, including if the deal is not approved by FBL Financial Group’s unaffiliated shareholders.

Capital Returns Management, LLC (“CRM”), the owner of 0.9% of FBL Financial Group’s shares, has signed an agreement to vote its shares in favor of the transaction and withdraw its solicitation of proxies to vote against approval of the Merger Agreement.

The previously-adjourned Special Meeting of Shareholders of FBL Financial Group to approve, among other things, the proposal to adopt the Merger Agreement will reconvene on May 21, 2021 at 10:00 a.m. Central Time at the Company’s headquarters at 5400 University Avenue, West Des Moines, Iowa 50266.

The record date for the Special Meeting remains March 11, 2021. Shareholders who have already voted do not need to recast their votes unless they wish to change their votes. Shareholders who have not already voted or wish to change their vote are encouraged to do so promptly using the instructions provided in their voting instruction form or proxy card. Proxies previously submitted will be voted at the reconvened meeting unless properly revoked. If shareholders have questions about how to vote their shares, they should immediately contact the Company’s proxy solicitor, Okapi Partners, at (877) 629-6357 or at info@okapipartners.com.

Upon closing, all shareholders of FBL Financial Group other than FBPCIC and IFBF will receive the same per share cash consideration for their shares, IFBF will continue to be the majority owner of the Company, and FBL Financial Group common stock will cease trading on the New York Stock Exchange.

Advisors

Barclays Capital Inc. served as financial advisor to the Special Committee of the Board of Directors of FBL Financial Group, and Sidley Austin LLP as its legal advisor. Goldman Sachs & Co. LLC served as financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP served as legal advisor to FBPCIC.

About FBL Financial Group

FBL Financial Group is a holding company with the purpose to protect livelihoods and futures. Operating under the consumer brand name Farm Bureau Financial Services, its affiliates offer a broad range of life insurance, annuity and investment products distributed by multiline exclusive Farm Bureau agents. Helping complete the financial services offering, advisors offer wealth management and financial planning services. In addition, FBL Financial Group manages all aspects of two Farm Bureau affiliated property-casualty insurance companies for a management fee. Headquartered in West Des Moines, Iowa, FBL Financial Group is traded on the New York Stock Exchange under the symbol FFG. For more information, please visit www.fblfinancial.com and www.fbfs.com.

About Farm Bureau Property & Casualty Insurance Company

Farm Bureau Property & Casualty Insurance Company is an indirect subsidiary of Farm Bureau Mutual Holding Company. The company was formed in 1939 to write automobile insurance in Iowa. Today, Farm Bureau Property & Casualty Insurance Company and its subsidiary insurance company serve in excess of 360,000 Farm Bureau client/members in eight Midwest and Western states through a network of over 900 exclusive multi-line agents and agency managers, offering a full line of personal and commercial property-casualty insurance products.

Additional Information and Where to Find It

In connection with the proposed transaction, FBL Financial Group has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A and a Schedule 13e-3 Transaction Statement, and may file other documents with the SEC regarding the proposed transaction. This press release is not a substitute for the definitive proxy statement or any other document that FBL Financial Group may file with the SEC. INVESTORS IN, AND SECURITY HOLDERS OF, FBL FINANCIAL GROUP ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the definitive proxy statement and accompanying  proxy card, any amendments or supplements to the proxy statement and other documents filed with the SEC by FBL Financial Group through the web site maintained by the SEC at www.sec.gov or by contacting the individuals listed below.

Forward-Looking Statements

Some of the statements in this press release are forward-looking statements (or forward-looking information). When we use words such as “anticipate,” “intend,” “plan,” “seek,” “believe,” “may,” “could,” “will,” “should,” “would,” “could,” “estimate,” “continue,” “predict,” “potential,” “project,” “expect,” or similar expressions, we do so to identify forward-looking statements. Forward-looking statements are based on current expectations that involve assumptions that are difficult or impossible to predict accurately and many of which are beyond our control, including general economic and market conditions, industry conditions, operational and other factors. Actual results may differ materially from those expressed or implied in these statements as a result of significant risks and uncertainties, including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain the requisite shareholder approval for the proposed transaction or the failure to satisfy other conditions to completion of the proposed transaction; the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; risks that the proposed transaction disrupts current plans and operations; the ability to recognize the benefits of the transaction; the amount of the costs, fees, and expenses and charges related to the transaction; change in interest rates; changes in laws and regulations; differences between actual claims experience and underwriting assumptions; relationships with Farm Bureau organizations; the ability to attract and retain sales agents; adverse results from litigation; and the impact of the COVID-19 pandemic and any future pandemics and the impact. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected, is contained in FBL Financial Group’s filings with the SEC, including FBL Financial Group’s Annual Report on Form 10-K and FBL Financial Group’s quarterly reports on Form 10-Q. The statements in this press release speak only as of the date of this press release and we undertake no obligation or intention to update or revise any forward-looking statement, whether as a result of new information, changes in assumptions, future developments or otherwise, except as may be required by law.

Contacts

FBL Financial Group:

Media: Bryan Locke and Lindsay Molk Sard Verbinnen & Co FBLFinancial-SVC@sardverb.com	Investors: Kathleen Till Stange Vice President Corporate & Investor Relations Kathleen.TillStange@FBLFinancial.com

Farm Bureau Property & Casualty Insurance Company

Nancy Wiles Marketing Communications Vice President Nancy.Wiles@FBFS.com

Exhibit 99.2

Farm Bureau Property & Casualty Insurance Company and FBL Financial Group Amend Merger Agreement Increased Price to $61 Cash Per Share of FBL Financial – Compelling Valuation May 3, 2021 Proprietary and Confidential

Disclaimer This presentation has been designed to provide general information about FBL Financial Group, Inc. (“FBL Financial” or the “C omp any”) and the proposed acquisition by Farm Bureau Property and Casualty Insurance Company (“FBPCIC”) of FBL Financial’s common stock not held by FBPCIC or the Iowa Farm Bureau Federation. Any infor mat ion contained or referenced herein is suitable only as an introduction to the Company. The reader is strongly encouraged to refer to and supplement this presentation with information the Company has fil ed with the Securities and Exchange Commission (the “SEC”). The Company makes no representation or warranty, express or implied, as to the accuracy or completeness of the information co nta ined in this presentation, and nothing contained herein is, or shall be, relied upon as a promise or representation, whether as to the past or to the future. This presentation does not propose to in clu de all of the information that may be required to evaluate the subject matter herein and the reader is encouraged to conduct his or her own independent analysis of the Company and the data contained or r efe rred to herein. The Company has neither sought nor obtained consent from any third party for the use of previously published information. Any su ch statement or information should not be viewed as indicating the support of such third party for the views expressed herein. The Company shall not be responsible or have any liability for any misinf orm ation contained in any third party report, SEC or other regulatory filing. All registered or unregistered service marks, trademarks and trade names referred to in this presentation are the property of the ir respective owners and the Company’s use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks and trade names. This presentation is provided merely for general informational purposes and is not intended to be, nor should it be, construe d a s (1) investment, financial, tax or legal advice, (2) a recommendation to buy or sell any security or (3) an offer or solicitation to subscribe for or purchase any security. This presentation does not co nsi der the investment objective, financial situation, suitability or the particular need or circumstances of any specific individual who may receive or review this presentation, and may not be taken as advice on th e m erits of any investment decision. Although the Company believes the information herein to be reliable, the Company and persons acting on its behalf make no representation or warranty, express o r i mplied, as to the accuracy or completeness of those statements or any other written or oral communication it makes, except as provided for by law, and the Company expressly disclaims any liability rela tin g to those statements or communications (or any inaccuracies or omissions therein). Risk Factors and Forward Looking Statements Some of the statements in this presentation are forward - looking statements (or forward - looking information). When we use words s uch as “anticipate,” “intend,” “plan,” “seek,” “believe,” “may,” “could,” “will,” “should,” “would,” “could,” “estimate,” “continue,” “predict,” “potential,” “project,” “expect,” or similar expressio ns, we do so to identify forward - looking statements. Forward - looking statements are based on current expectations that involve assumptions that are difficult or impossible to predict accurately and many of which are beyond our control, including general economic and market conditions, industry conditions, operational and other factors. Actual results may differ materially from those expres sed or implied in these statements as a result of significant risks and uncertainties, including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain the requisite shareholder approval for the proposed transaction or the failure to satisfy other conditions to completion of the proposed tr ans action; the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; risks that the proposed transaction di sru pts current plans and operations; the ability to recognize the benefits of the transaction; the amount of the costs, fees, and expenses and charges related to the transaction; change in interest rates; ch ang es in laws and regulations; differences between actual claims experience and underwriting assumptions; relationships with Farm Bureau organizations; the ability to attract and retain sales agents; adver se results from litigation; and the impact of the COVID - 19 pandemic and any future pandemics. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected, is contained in FBL Financial’s filings with the SEC, including FBL Financial’s Annual Report on Form 10 - K and FBL Financial’s quarterly reports on Form 10 - Q. The state ments in this communication speak only as of the date of this communication and we undertake no obligation or intention to update or revise any forward - looking statement, whether as a result of new information, changes in assumptions, future developments or otherwise, except as may be required by law. Important Additional Information and Where to Find It In connection with the proposed transaction, FBL Financial has filed with the SEC a definitive proxy statement on Schedule 14 A ( the “Proxy Statement”) and an amended Schedule 13e - 3 Transaction Statement, and may file other documents with the SEC regarding the proposed transaction. This communication is not a substitu te for the Proxy Statement or any other document that FBL Financial may file with the SEC. INVESTORS IN, AND SECURITY HOLDERS OF, FBL FINANCIAL ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVA NT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WIL L C ONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement and ac com panying proxy card, any amendments or supplements to the Proxy Statement and other documents filed with the SEC by FBL Financial through the web site maintained by the SEC at www.sec.gov or b y contacting the individuals listed below. Contacts 2 FBL Financial FBPCIC Media: Bryan Locke and Lindsay Molk Sard Verbinnen & Co FBLFinancial - SVC@sardverb.com Investors: Kathleen Till Stange Vice President Corporate & Investor Relations Kathleen.TillStange@FBLFinancial.com Nancy Wiles Marketing Communications Vice President Nancy.Wiles@FBFS.com

$61.00 Per Share Revised Offer is Highly Compelling 3 Revised Offer FBPCIC and FBL Financial agreed to amend their previously - announced definitive merger agreement to provide unaffiliated shareholders with merger consideration of $61.00 per share in cash FBPCIC indicated it would not increase the $61.00 per share purchase price further Special Meeting of Shareholders of FBL Financial to approve the transaction will reconvene on May 21, 2021 The transaction has already received regulatory approval and is expected to close in Q2 2021 Revised Offer Provides Highly Compelling Valuation Increase of 9% from the previously agreed price of $56.00 and 30% from FBPCIC’s original offer of $47.00 Substantial, 60%+ cash premium to FBL Financial’s unaffected stock price of $37.25 on September 3, 2020 Premium to peer price / earnings multiples and comparable transactions, despite being a controlled company Premium valuation to independent policy - by - policy actuarial appraisal Continued Rigorous Negotiation The Special Committee evaluated the revised offer in the context of the current market environment and FBL Financial’s Q1 2021 results and outlook before making its recommendation to the FBL Financial board of directors In response to FBPCIC’s initial indication that it was prepared to raise its offer to $61.00 per share, the Special Committee pursued a higher price; FBPCIC responded that $61.00 represented its “best and final” offer Capital Returns Management has entered into an agreement to vote its shares FOR the transaction and to withdraw its solicitation of proxies to vote against the transaction; Capital Returns will be reimbursed for up to $750,000 in reasonable, documented expenses in connection with its proxy solicitation

Share Performance Since 9/3/2020 63.8% 40.5% 29.7% FBL Financial Peer Average Peer Median ___________________________________ Source: FactSet. Market data as of April 30, 2021. 1. FBL Financial unaffected price of $37.25 as of September 3, 2020. 2. Peers include CNO, PRI, GL, ATH, and AEL. 4 2 2 The revised offer price of $61.00 per share is a premium to FBL Financial’s unaffected price that exceeds the appreciation among FBL Financial’s Life and Annuity peers over the same time period 1

14.9x 11.4x 11.3x FBL Financial Peer Average Peer Median EPS Multiple Analysis of Peer Companies Demonstrates Compelling Nature of Transaction Valuation 2 5 Price / 2021E EPS 2 The transaction value expressed as a multiple of 2021 EPS is well above FBL Financial’s Life / Annuity peer multiples, which reflect the uplift in share prices since the transaction was announced 1 ___________________________________ Source: FactSet, SNL. Market data as of April 6, 2021. Company Filings. 1. Adjusts previously disclosed 2021 EPS projection of $3.96 for $0.13 of uplift resulting from Q1 2021 results. 2. Peer average and median applies a 60% / 40% weighting to Life and Annuity averages. Life peers include PRI, CNO, and GL. Annu ity peers include ATH and AEL.

Book Value Multiple for the Transaction Exceeds Relevant Transaction Comparables ___________________________________ Source: Company filings. Note: Multiples measured on the basis of deal value divided most recently disclosed book value excluding AOCI at the time of ann ouncement. 1. Multiple calculated on the basis of December 31, 2020 Book Value (ex. AOCI). 2. MassMutual/Athene proposal subsequently withdrawn. 1.35x 1.00x 1.25x 1.25x 1.00x FBL / FBPCIC KKR / GA MM / ATH / AEL MM / Great American APO / ATH Ann. Date 3/3/2021 7/8/2020 10/1/2020 1/27/2021 3/8/2021 Target FBL Financial Global Atlantic American Equity Great American Athene Acquirer FBPCIC KKR Mass Mutual / Athene 2 Mass Mutual Apollo 6 Price / Book Value (ex. AOCI) 1

Per Share Actuarial Value, As Adjusted
($ / share)
$61.00 / Share Value
$57.93
$5.78
$52.15
$52.59
$3.44
$49.15
$48.12
$1.59
$46.53
$44.33
$0.09
$44.24
7%
8%
9%
10%
Discount Rate
Total Value Per Share (Excluding New Business)
Value of New Business

7

$61.00 Represents a Premium to Intrinsic Value Based on Actuarial Valuation Per Share Actuarial Value, As Adjusted $52.15 $49.15 $46.53 $44.24 $5.78 $3.44 $1.59 $0.09 7% 8% 9% 10% ($ / share) Discount Rate Total Value Per Share (Excluding New Business) Value of New Business $52.59 $48.12 $44.33 $57.93 $61.00 / Share Value 7 ___________________________________ Source: All reliances and limitations are subject to the Milliman Report as of December 31, 2020. Full Milliman Report can be fo und in FBL Financial’s publicly disclosed SEC filings.

FBL Financial Group, Inc.

www.fblfinancial.com

www.fbfs.com

FBL Financial Group, Inc.

Farm Bureau Financial Services

FBL Financial Group, Inc. www.fblfinancial.com www.fbfs.com